UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Chad L. Norton
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Mark D. Perlow
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, California  94105
(Counsel for the registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

SMALLCAP World Fund

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The multiple portfolio counselor system:
The beauty of many ideas

Annual report for the year ended September 30, 2007

SMALLCAP World Fund® seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

This fund is one of the 30 American Funds. American Funds ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	3
Feature article
The multiple portfolio counselor system:
The beauty of many ideas	4
Summary investment portfolio	9
Financial statements	17
Board of directors and other officers	32
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Results at a glance

For periods ended September 30, 2007, with all distributions reinvested
		Average annual total returns
	Total returns			Lifetime
	1 year	5 years	10 years	(since 4/30/90)

SMALLCAP World Fund (Class A shares)	35.4%	25.6%	9.7%	12.4%
S&P/Citigroup Global/World Indexes	28.1	26.8	11.1	11.0
Lipper Global Small-Cap Funds Average	27.1	23.8	10.5	12.4

All market indexes cited in this report are unmanaged and their results include reinvestment of all distributions. Returns for the S&P/Citigroup Global/World Indexes reflect a combination of two S&P/Citigroup Global indexes and two S&P/Citigroup World indexes that corresponds to the market capitalization ranges used by the fund during comparable periods. The S&P/Citigroup Global indexes, which track publicly traded stocks around the world with market capitalizations less than $3 billion and less than $2 billion, were used from May 2006 to the present and May 2004 to April 2006, respectively. These indexes better reflect the fund’s investments in developing countries during this period. The S&P/Citigroup World indexes, which only include stocks in developed countries and reflect market capitalizations less than $1.5 billion and less than $1.2 billion, were used from 2000 to April 2004 and from 1990 to 1999, respectively.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

Please see page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 27.

Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies.

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Fellow shareholders:

SMALLCAP World Fund returned 35.4% in the 12 months ended September 30, 2007. That result surpassed those of the fund’s major benchmarks: the Lipper Global Small-Cap Funds Average, which rose 27.1% in the same period, and the unmanaged S&P/Citigroup Global Index, which gained 28.1%. The latter index tracks publicly traded small-cap companies.

The fund’s return also exceeded the 16.4% advance of the unmanaged Standard & Poor’s 500 Composite Index, a measure of some of the largest U.S. companies, for the same period. SMALLCAP’s result includes dividends of about 70 cents per share and a capital gain of about $3.61 per share paid in December 2006.

We are pleased with the fund’s results. More important, we are pleased with how we achieved the fund’s results. The strength came broadly from companies in various industries and countries, reflecting the diversity of ideas generated by the multiple portfolio counselor system. (For more information about how SMALLCAP investment professionals manage your assets, please read the feature, “The multiple portfolio counselor system: The beauty of many ideas,” starting on page 4.)

Volatile markets

The equity markets in the United States and around the world became more volatile toward the end of SMALLCAP’s fiscal year, as investors grappled with a protracted housing slump and questioned whether the tightening credit markets could damage the global economy. The Chicago Board Options Exchange’s Volatility Index (VIX) — often called the “fear index” — measures the implied volatility based on the S&P 500 index. Its readings during the period grew to levels not seen since 2003, indicating higher stock market volatility. In fact, during the third quarter of the year, the S&P 500 gained or lost more than 1% during about 40% of the trading days.

How the fund responded

The largest gains came from non-U.S. markets, particularly emerging markets; these markets in general rose substantially more than the U.S. market during the period. A record high percentage of the fund was invested globally as of September 30, 2007, which helped the fund. Roughly 32.3% of net assets were invested in the United States. That was down from 38.9% on September 30, 2006, and 43.0% at the same time in 2005. The net assets invested abroad correspondingly increased. Some of that increase was from the price appreciation of stocks already held and some was from new fund assets directed to companies domiciled outside the United States.

[Begin Sidebar]
Where are SMALLCAP’s holdings located?

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As of September 30, 2007	Percent of net assets

•United States	32.3%
•Asia & Pacific Basin	32.0
•Europe	19.4
•Other (including Canada
& Latin America)	8.5
•Short-term securities &
other assets less liabilities	7.8
[end pie chart]

[begin pie chart]
As of September 30, 2007	Percent of net assets

•United States	38.9%
•Asia & Pacific Basin	29.4
•Europe	14.0
•Other (including Canada
& Latin America)	8.2
•Short-term securities &
other assets less liabilities	9.5
[end pie chart]
[End Sidebar]

[Begin Sidebar]
Largest equity holdings	Percent of net assets

Samsung Engineering	1.2%
Kingboard Chemical Holdings	1.2
OPTI Canada	.9
Pusan Bank	.8
Daegu Bank	.7
Quicksilver Resources	.7
Inmet Mining	.6
Jumbo	.6
Schibsted	.6
Cleveland-Cliffs	.6
[End Sidebar]

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Strong results for the fund’s holdings in industrials and materials companies also helped overall fund results. Emerging markets appear to be the driving force in the global economy, and those economies have a great need for cement, copper, oil, steel and iron ore — a demand that is propelling growth. In contrast, developed countries are not growing at the same speed. There is some debate whether the U.S. economy is headed toward recession, and whether growth in Europe, which recently had been rather strong, has started to sputter. Japan’s economy, which had been widely anticipated to recover, never really took off and remains weak.

Several of the fund’s largest holdings did very well during the year. Samsung Engineering, which constructs petrochemical and oil-refining plants in Asia, is the fund’s biggest holding at 1.2% of total net assets. Its return of 180.4% for the year buoyed the fund’s return. Kingboard Chemical Holdings, the second-largest holding, is based in Hong Kong and makes laminates and circuit boards used in electronic products; it gained 77.0%. OPTI Canada, which develops oil-sands projects and is the third-largest holding, rose 17.2%. Not all of the stocks in the fund gained during the year, of course. Lagging returns by some of the fund’s healthcare holdings hurt results for the year.

A long-term perspective

The developing world is booming, and we continue to find many attractive opportunities for investing. However, we are unsure to what degree the slowing growth in developed world economies will impact the fast-growing emerging economies. Economic data are mixed, and we wait and watch carefully. Given current market valuations, we caution that our recent results will be difficult to duplicate in the years ahead. Still, we continue to build a foundation for the future, hiring additional investment professionals and adding resources.

The quality and depth of our research has helped the fund achieve its long-term objectives. We are prepared for the possibility of challenging years ahead with our deep bench of research. We now have 70 investment analysts working on the fund, collectively speaking dozens of languages and based in several offices around the world. Our group of investment analysts allows us the flexibility and capability to insightfully invest both outside and inside the United States.

It is an unavoidable truth that strong fund results often produce significant taxable gains, and this year we will be distributing a substantial capital gain. However, the distributed gains all will be long term, which are taxed at a more favorable rate than short-term capital gains.

We take this opportunity to welcome the nearly 155,000 shareholders who are new to the fund in the past six months, and we look forward to reporting to you again soon.

Cordially,

/s/ Gordon Crawford	/s/ Gregory W. Wendt
Gordon Crawford	Gregory W. Wendt
Vice Chairman	President

November 6, 2007

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2007, the end of the fund’s latest fiscal year.

As you can see, the $10,000 would have grown to $72,413 even after deducting the maximum 5.75% sales charge. This is significantly more than the $61,729 generated by the unmanaged S&P/Citigroup Global/World Indexes, which reflect a combination of two S&P/Citigroup Global indexes and two S&P/Citigroup World indexes that corresponds to the market capitalization ranges used by the fund during comparable periods. The S&P/Citigroup Global indexes, which track publicly traded stocks around the world with market capitalizations less than $3 billion and less than $2 billion, were used from May 2006 to the present and May 2004 to April 2006, respectively. These indexes better reflect the fund’s investments in developing countries during this period. The S&P/Citigroup World indexes, which only include stocks in developed countries and reflect market capitalizations less than $1.5 billion and less than $1.2 billion, were used from 2000 to April 2004 and from 1990 to 1999, respectively. These are virtually the same parameters we have used when selecting stocks for the fund’s portfolio.

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Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

Year ended Sept. 30	SMALLCAP World Fund	S&P/Citigroup Global/World Indexes[2,3]	Consumer Price Index[4]

1990 (5)	$8,288	$8,918	$10,295
1991	$11,307	$11,210	$10,644
1992	$11,640	$10,999	$10,962
1993	$15,418	$14,341	$11,257
1994	$16,744	$15,396	$11,590
1995	$19,856	$16,896	$11,885
1996	$22,877	$18,911	$12,242
1997	$28,689	$21,459	$12,506
1998	$22,749	$17,204	$12,692
1999	$32,172	$21,980	$13,026
2000	$44,532	$24,845	$13,476
2001	$24,516	$19,352	$13,832
2002	$23,121	$18,799	$14,042
2003	$30,626	$26,252	$14,368
2004	$36,736	$32,669	$14,732
2005	$46,392	$42,041	$15,423
2006	$53,477	$48,175	$15,741
2007	$72,413	$61,729	$16,175

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[1]
As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]	These indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.
[3]	High and low points between fiscal year-ends based on daily index values. For shareholder reports prior to 2005, only month-end values were available.
[4]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[5]	For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

[end of mountain chart]

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2007)*

	1 year	5 years	10 years

Class A shares	27.62%	24.17%	9.05%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 1.04%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 24 and 25 for details.

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The multiple portfolio counselor system:
The beauty of many ideas

SMALLCAP World Fund, which we launched in 1990, has grown to be the largest small-cap fund in the world. The fund is able to manage this large pool of assets using a unique strategy, called the multiple portfolio counselor system, that blends cooperation with individual accountability. The basic concept is simple: The combined — yet independent — ideas of several experienced portfolio counselors and analysts are generally better than those of a team or one manager, no matter how brilliant.

For nearly five decades, the multiple portfolio counselor system has served the American Funds well by encouraging collegiality and diversity of thought. Although there are eight portfolio counselors for SMALLCAP World Fund, it is not a committee structure. Each counselor manages a portion of the overall portfolio, choosing each holding independently; there is no need for consensus among them. The 70 investment analysts working on the fund together manage a ninth portion. The combination of these separate portions within the fund — with portfolio counselors showing strength at different times over different market cycles — has produced solid long-term returns for shareholders through a variety of market conditions.

The system gives the fund’s portfolio counselors the freedom to make independent decisions and capitalize on their strongest investment convictions. Each has clear responsibilities — an essential element of investment strength— but the unusual element is the palpable spirit of collaboration. The multiple portfolio counselor system brings together the wisdom of many points of view — the beauty of many ideas.

We recently asked four SMALLCAP World Fund portfolio counselors — Gordon Crawford, Mark Denning, Brady Enright and Jonathan Knowles — to discuss how the multiple portfolio counselor system helps them do their best work.

Diversity of thought

Gordon:“The multiple portfolio counselor system is a crucial part of who we are and how we operate at American Funds. It is the heart and soul of the investment process. There aren’t enough hours in the day for one person to manage a $26 billion small-cap fund. SMALLCAP has investments in more than 800 securities from companies in more than 40 countries; we have several portfolio counselors and dozens of analysts. As a result, each one of these companies is very well researched. We know the company managements, and we have strong opinions about the stocks. This level of conviction in 800 domestic and international companies would be impossible without our system. We all have different styles and interests, so combined we can put together a strong, diverse portfolio. We all focus on what we know and what we are passionate about.”

Jonathan:“That’s right. Different people are better at investing in different things. Mark, for example, has a great understanding of the mining industry, and I really enjoy investing in India. Our varied backgrounds complement each other and serve the fund well.”

[Begin Sidebar]
[photo – Gordon Crawford]
Gordon Crawford has been a portfolio counselor for SMALLCAP World Fund since its inception in 1990. He joined the company in 1971 as an investment analyst and covered the media and entertainment industries for more than three decades, in addition to his responsibilities as a portfolio counselor. Gordon is based in the Los Angeles office.
[End Sidebar]

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[Begin Sidebar]
[photo – Mark Denning]
Mark Denning, a portfolio counselor now based in London, grew up in Asia and started Capital’s Singapore office in 1989. He began his career as an investment analyst with the fund family in 1982.
[End Sidebar]

Mark:“Each of us leverages a large base of research and knowledge, and we take advantage of it differently because our personal investing styles are different. If I were managing the fund solely, I would have to be concerned about a very large universe. But our system allows me to focus on what I’m good at without having the obligation to be good at everything. There is comfort in being able to invest with greater focus.”

Gordon:“The system forms a natural diversification within the fund. We aim to put together an array of styles and interests and backgrounds. We’ve got value investors and growth investors; we’ve got some who have grown up as analysts in financial services and others whose histories are more consumer-oriented. We’ve got portfolio counselors who like high-P/E stocks and some who like low-P/E stocks; we have people with international backgrounds and domestic backgrounds. It gives a great balance to the fund.”

Jonathan:“Another point is the nature of investing in small-cap stocks. When researching SMALLCAP World Fund companies, there is no economy of scale. We now own more than 800 stocks in the fund. Every one of those ideas must be dug up and analyzed. We need a lot of ideas. That’s why we have such a great number of decision-makers on the fund, to do just that.”

Research portfolio

The American Funds each have a section that is managed by the investment analysts who research companies for the funds. For SMALLCAP World Fund, that section, called the research portfolio, makes up about 40% of the fund’s portfolio. Together, the investment analysts act as one portfolio counselor for this portion of the fund, investing only in the areas and companies they cover.

Jonathan:“In a way, the research portfolio is like a pack of hunting dogs. We send them out and they cover a lot of ground … they sniff out lots of holes and occasionally find a rabbit. Our analysts are dynamic, curious, intelligent and enthusiastic. They investigate all the ideas they can, they invest in the ones they like and they float ideas for portfolio counselors. Of course, the portfolio counselors also find their own ideas. It’s a lot of work and very labor intensive, but it is what has allowed us to successfully manage the fund.”

Brady:“I want to point out that this is very different from what the competition does. Here, analysts are not just making recommendations, they are making investments. The analyst role is not a sales and marketing role; it is an investment role. If an analyst asks me to be patient with one investment or to be more aggressive with another, I expect to see that same point of view reflected in his/her portfolio. Analysts are expected to express conviction by taking action. Everyone, including the analysts, is measured based on the results of the investments that they make. In this way, the system provides for accountability for analysts, not just the fund’s portfolio counselors.”

Mark:“Also a key concept of the multiple portfolio counselor system is the analyst/portfolio manager relationship. It’s very much a horizontal relationship rather than a vertical relationship — it’s a partnership, in fact. Also, our low employee turnover means that we’ve worked together long enough to know each other’s strengths and weaknesses. We’ve worked through good times and bad times, allowing us to build not only trust but a greater understanding of each other. These are intangible benefits of the system.”

Intense interaction

Mark:“What makes the system different from a ‘fund of funds’ or just a group of portfolio managers is the interaction among the investment professionals. It is dramatically different from a pool of managers doing their own work separately. We discuss research, share our beliefs, challenge each other’s ideas and occasionally argue heatedly. But no one hides information or squirrels it away, because the system is designed to encourage cooperation. Dialogue and interaction are essential.”

Jonathan:“Nothing requires a committee decision here. We have enormous freedom to invest as we see fit. For example, I went out on a limb with Pakistani banks several years ago. I traveled there to investigate further, and I was one of the first Westerners to visit those companies in a long time. I think one or two of my colleagues thought I was mad, but Capital gives you the freedom to do this. And as it turns out, Pakistani banks did quite well over the next few years. Of course, not all of our choices are successful, but we have the freedom to make our own choices.”

Compensation structure

The investment professionals for the fund are given strong financial incentives to work together and to approach investing with a long-term time horizon.

Jonathan:“We’re measured primarily on a four-year rolling average — not a 12-month average return — which encourages long-term thinking. We do not have to chase risk, as others might, to make the annual bonus. Chasing risk for high current returns is not doing the shareholder any favors; those enormous risks can fall apart and collapse the next year. The advantage is that we are expected to deliver results over time. We don’t have to take unnecessary risks or try to ride momentum in the short term.”

Brady:“The portfolio counselors are not compensated by how much we manage, but rather on how well we manage what we have. There’s no incentive to take on more assets than we can handle because we don’t have an asset-weighting element in our compensation structure. This helps ensure that money moves freely in the fund to the highest-conviction ideas. Also, portfolio counselors and investment analysts are evaluated against external benchmarks — not against or relative to each other — which encourages a great deal of cooperation and collegiality.”

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[Begin Sidebar]
[photo – Brady Enright]
Brady Enright is both an investment analyst and a portfolio counselor, with research responsibilities for U.S. small-cap companies, and commercial services and supplies. Based in San Francisco, he has been with Capital since 1997.
[End Sidebar]

[Begin Sidebar]
Jonathan Knowles, based in London, has been an investment analyst for 16 years, covering global pharmaceutical companies, chemicals and business services. He has been a portfolio counselor on SMALLCAP World Fund for the past eight years.
[End Sidebar]

[Begin Sidebar]
A wealth of experience

SMALLCAP World Fund currently has eight portfolio counselors, who bring together a combined 168 years of investment experience. Here are the specific years* of experience for these primary decision-makers in the fund:

Gordon Crawford	36 years
Claudia P. Huntington	35 years
Mark E. Denning	25 years
Noriko H. Chen	17 years
Brady L. Enright	16 years
Jonathan Knowles	16 years
J. Blair Frank	14 years
Terrance McGuire	9 years

*As of December 2007.
[End Sidebar]

A mechanism for growth

The multiple portfolio counselor system can allow for the fund’s growth because of its modularity. Instead of closing a fund and starting a new one with the same basic description, it allows for an expansion by starting another portfolio counselor in the same fund. The new people are carefully selected to create a balance with the other investment styles in the fund. Nearly all portfolio counselors in the American Funds started out as investment analysts with the fund family.

Gordon:“We have a senior management group that oversees the process of choosing new portfolio counselors. When a fund is growing rapidly, they determine when it is appropriate to add in new slices of the pie. They thoughtfully consider the current line-up to find someone who will not only be a strong fit but will help to mesh with the current team. And over time, each piece of the pie gets bigger or smaller. It’s really a complex living organism with the ability to adapt to meet its changing needs.”

Jonathan:“The global small-cap landscape is truly vast and ever-changing. We continually add new analysts, both to replace those who move on to broader portfolio management responsibilities and to constantly enhance our research capabilities. This way, we are always growing our abilities to invest in this very dynamic segment of the market. We do all this because of our deep belief that the universe of small-cap companies around the world remains full of attractive investment opportunities.”

Summary investment portfolio	September 30, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Industry sector diversification (percent of net assets)

[begin pie chart]
Consumer discretionary	18.15%
Industrials	17.79
Information technology	11.60
Financials	11.04
Health care	10.24
Other industries	23.39
Short-term securities & other assets less liabilities	7.79
[end pie chart]

Country diversification (percent of net assets)

United States	32.3%
Euro zone *	10.2
South Korea	8.2
Canada	4.9
India	4.8
United Kingdom	4.2
Australia	3.6
Hong Kong	3.4
Japan	2.6
Singapore	2.0
Brazil	2.0
Other countries	14.0
Short-term securities & other assets less liabilities	7.8
Total	100.0%

* Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Slovenia and Spain.

	Shares	Market	Percent
		value	of net
Common stocks - 91.94%		(000)	assets

Consumer discretionary - 18.15%
Jumbo SA (1)	4,844,956	$165,687	.63%
Schibsted ASA	3,138,000	165,274	.63
Fourlis (1)	4,074,000	153,034	.58
Central European Media Enterprises Ltd., Class A (2)	1,328,500	121,837	.46
Lojas Renner SA	5,950,000	119,325	.45
Praktiker Bau- und Heimwerkermärkte Holding AG	2,748,983	102,908	.39
Cyrela Brazil Realty SA, ordinary nominative	7,271,000	99,291	.38
Scientific Games Corp., Class A (2)	2,600,000	97,760	.37
Blue Nile, Inc. (1) (2)	1,037,940	97,691	.37
Pantaloon Retail (India) Ltd.	6,643,120	90,474	.34
Cheil Industries Inc.	1,300,000	86,970	.33
Saks Inc. (2)	5,032,500	86,307	.33
AB Lindex (1)	5,118,000	84,688	.32
Toyoda Gosei Co., Ltd.	2,250,000	81,554	.31
Lions Gate Entertainment Corp. (1) (2)	7,728,500	79,681	.30
Galaxy Entertainment Group Ltd. (2)	70,475,000	78,091	.30
Billabong International Ltd.	5,845,000	77,638	.29
CarMax, Inc. (2)	3,800,000	77,254	.29
Other securities		2,922,140	11.08
		4,787,604	18.15

Industrials - 17.79%
Samsung Engineering Co., Ltd. (1)	2,437,640	327,754	1.24
Container Corp. of India Ltd.	2,891,794	153,560	.58
Murray & Roberts Holdings Ltd.	11,545,000	151,340	.57
BayWa AG (1)	1,892,790	108,647	.41
MSC Industrial Direct Co., Inc., Class A	2,125,000	107,504	.41
Klöckner & Co AG	1,372,000	94,837	.36
Aalberts Industries NV	3,971,000	94,686	.36
JetBlue Airways Corp. (1) (2)	9,950,000	91,739	.35
Downer EDI Ltd.	15,773,919	87,557	.33
KBR, Inc. (2)	2,248,000	87,155	.33
A-TEC Industries AG (1)	436,800	83,409	.32
Boart Longyear Ltd. (2) (3)	33,000,000	69,641
Boart Longyear Ltd. (2)	4,730,926	9,984	.30
GS Engineering & Construction Corp.	448,627	77,975	.30
Other securities		3,146,565	11.93
		4,692,353	17.79

Information technology - 11.60%
Kingboard Chemical Holdings Ltd. (1)	49,934,200	318,101	1.21
Novell, Inc. (1) (2)	17,978,000	137,352	.52
Tripod Technology Corp. (1)	28,477,108	116,073	.44
NAVTEQ Corp. (2)	1,400,000	109,158	.41
SEEK Ltd.	12,276,012	99,164	.38
CNET Networks, Inc. (1) (2)	10,655,000	79,380	.30
Other securities		2,201,060	8.34
		3,060,288	11.60

Financials - 11.04%
Pusan Bank (1)	11,726,500	215,353	.82
Daegu Bank, Ltd. (1)	10,570,000	195,848	.74
Indiabulls Real Estate Ltd. (2)	8,069,292	139,427	.53
Kotak Mahindra Bank Ltd.	5,493,262	127,765	.48
Orco Property Group SA (1)	710,454	107,437	.41
HDFC Bank Ltd.	2,835,000	102,646	.39
Dolphin Capital Investors Ltd. (1) (2)	32,021,860	93,491	.36
Indiabulls Financial Services Ltd.	6,193,648	93,436	.35
Other securities		1,836,684	6.96
		2,912,087	11.04

Health care - 10.24%
Kyphon Inc. (2)	1,841,300	128,891	.49
Beckman Coulter, Inc.	1,575,000	116,172	.44
Medicis Pharmaceutical Corp., Class A (1)	3,545,000	108,158	.41
ResMed Inc (2)	1,692,000	72,536
ResMed Inc (CDI) (2)	1,500,000	6,517	.30
ArthroCare Corp. (1) (2)	1,394,000	77,911	.30
Grifols, SA	3,387,600	77,780	.30
Gerresheimer AG, non-registered shares (2)	1,435,000	77,765	.29
Other securities		2,034,988	7.71
		2,700,718	10.24

Materials - 5.90%
Inmet Mining Corp.	1,700,000	170,805	.65
Cleveland-Cliffs Inc	1,855,000	163,184	.62
Sino-Forest Corp. (2)	5,440,000	123,178	.46
Dongkuk Steel Mill Co., Ltd.	2,245,000	118,532	.45
Major Drilling Group International Inc. (1) (2)	1,637,500	87,549	.33
AMG Advanced Metallurgical Group NV (1) (2)	1,456,000	79,526	.30
Other securities		814,776	3.09
		1,557,550	5.90

Energy - 5.81%
OPTI Canada Inc. (1) (2)	12,051,600	226,028
OPTI Canada Inc. (1) (2) (3)	420,000	7,877	.89
Quicksilver Resources Inc. (2)	3,820,750	179,766	.68
Oilexco Inc. (2)	6,808,600	98,686
Oilexco Inc. (GBP denominated) (2) (3)	2,900,000	42,029
Oilexco Inc. (2) (3)	520,000	7,537	.56
Banpu PCL	8,391,400	85,199	.32
Other securities		887,180	3.36
		1,534,302	5.81

Consumer staples - 3.10%
Other securities		817,167	3.10

Telecommunication services - 1.70%
Time Warner Telecom Inc., Class A (2)	4,100,000	90,077	.34
Other securities		358,343	1.36
		448,420	1.70

Utilities - 1.61%
Xinao Gas Holdings Ltd. (1)	56,438,000	115,196	.44
Other securities		309,507	1.17
		424,703	1.61

MISCELLANEOUS - 5.00%
Other common stocks in initial period of acquisition		1,318,553	5.00

Total common stocks (cost: $16,654,218,000)		24,253,745	91.94

Preferred stocks - 0.06%

Other - 0.06%
Other securities		14,586	.06

Total preferred stocks (cost: $8,833,000)		14,586	.06

Rights & warrants - 0.07%

Other - 0.07%
Other securities		17,497	.07

MISCELLANEOUS - 0.00%
Other rights & warrants in initial period of acquisition		1,250	.00

Total rights & warrants (cost: $3,150,000)		18,747	.07

Convertible securities - 0.08%

Other - 0.08%
Other securities		21,668	.08

Total convertible securities (cost: $21,416,000)		21,668	.08

Bonds & notes - 0.06%

Other - 0.06%
Other securities		16,725	.06

Total bonds & notes (cost: $15,703,000)		16,725	.06

	Principal
	amount
Short-term securities - 7.78%	(000)

Federal Home Loan Bank 4.71%-5.13% due 10/5-12/14/2007	$246,847	245,715	.93
AstraZeneca PLC 4.90%-5.49% due 10/12-12/4/2007 (4)	112,600	112,026	.43
Nestlé Capital Corp. 5.26%-5.30% due 10/16-10/26/2007 (4)	105,500	105,148	.40
Freddie Mac 4.83%-5.115% due 10/19-11/5/2007	99,900	99,481	.38
American Honda Finance Corp. 5.23%-5.26% due 10/3-11/28/2007	85,550	85,060	.32
Unilever Capital Corp. 5.25% due 11/20-12/3/2007 (4)	85,200	84,501	.32
Depfa Bank PLC 5.24% due 10/23/2007 (4)	77,800	77,536	.29
Other securities		1,241,795	4.71
		2,051,262	7.78

Total short-term securities (cost: $2,051,195,000)		2,051,262	7.78

Total investment securities (cost: $18,754,515,000)		26,376,733	99.99
Other assets less liabilities		3,778	.01

Net assets		$26,380,511	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended September 30, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 9/30/07 (000)

Samsung Engineering Co., Ltd.	2,587,640	-	150,000	2,437,640	$ 1,858	$ 327,754
Kingboard Chemical Holdings Ltd.	45,946,000	3,988,200	-	49,934,200	9,489	318,101
Kingboard Chemical Holdings Ltd., warrants, expire 2006	3,988,200	-	3,988,200	-	-	-
OPTI Canada Inc. (2)	10,409,600	1,642,000	-	12,051,600	-	226,028
OPTI Canada Inc. (2) (3)	420,000	-	-	420,000	-	7,877
OPTI Canada Inc., warrants, expire 2008 (2) (3) (5)	105,000	-	-	105,000	-	1,206
Pusan Bank	11,477,500	249,000	-	11,726,500	4,421	215,353
Daegu Bank, Ltd.	10,399,890	170,110	-	10,570,000	5,354	195,848
Jumbo SA	4,164,956	680,000	-	4,844,956	1,454	165,687
Fourlis	3,310,000	764,000	-	4,074,000	993	153,034
Novell, Inc. (2)	5,394,100	12,583,900	-	17,978,000	-	137,352
Tripod Technology Corp.	21,391,920	7,085,188	-	28,477,108	1,016	116,073
Xinao Gas Holdings Ltd.	56,438,000	-	-	56,438,000	559	115,196
BayWa AG	-	1,892,790	-	1,892,790	542	108,647
Medicis Pharmaceutical Corp., Class A	3,695,000	75,000	225,000	3,545,000	428	108,158
Orco Property Group SA	346,107	364,347	-	710,454	671	107,437
Blue Nile, Inc. (2)	860,375	309,565	132,000	1,037,940	-	97,691
Dolphin Capital Investors Ltd. (2)	-	32,021,860	-	32,021,860	-	93,491
JetBlue Airways Corp. (2)	7,654,023	4,045,977	1,750,000	9,950,000	-	91,739
Major Drilling Group International Inc. (2)	-	1,637,500	-	1,637,500	-	87,549
AB Lindex (6)	1,703,700	3,414,300	-	5,118,000	3,186	84,688
A-TEC Industries AG	-	453,250	16,450	436,800	1,477	83,409
Lions Gate Entertainment Corp. (2)	7,728,500	-	-	7,728,500	-	79,681
AMG Advanced Metallurgical Group NV (2)	-	1,456,000	-	1,456,000	-	79,526
CNET Networks, Inc. (2)	10,655,000	-	-	10,655,000	-	79,380
ArthroCare Corp. (2)	1,431,700	60,000	97,700	1,394,000	-	77,911
Integra LifeSciences Holdings Corp. (2)	2,189,500	50,500	662,000	1,578,000	-	76,659
China Medical Technologies, Inc. (ADR)	-	1,686,606	-	1,686,606	558	72,170
Arbitron Inc.	1,496,760	-	-	1,496,760	599	67,863
First Calgary Petroleums Ltd. (2)	3,146,000	5,902,000	-	9,048,000	-	44,018
First Calgary Petroleums Ltd. (GBP denominated) (2)	4,800,000	-	-	4,800,000	-	23,058
Jackson Hewitt Tax Service Inc.	200,000	2,196,000	-	2,396,000	1,118	66,992
Banyan Tree Holdings Ltd.	33,769,000	20,114,000	8,478,000	45,405,000	627	65,428
Danieli & C. Officine Meccaniche SpA	-	2,592,500	-	2,592,500	-	64,700
Pyeong San Co., Ltd. (6)	41,468	1,178,564	-	1,220,032	60	64,282
American Medical Systems Holdings, Inc. (2)	700,000	3,025,000	-	3,725,000	-	63,139
Jammu and Kashmir Bank Ltd.	-	3,149,500	-	3,149,500	740	62,164
Genesis Lease Ltd. (ADR)	-	2,415,000	-	2,415,000	2,177	60,085
SkillSoft PLC (ADR) (2)	1,696,800	4,753,200	-	6,450,000	-	57,986
TK Corp.	-	1,580,000	-	1,580,000	91	57,514
FoxHollow Technologies, Inc. (2)	1,994,900	181,500	-	2,176,400	-	57,457
GVK Power & Infrastructure Ltd.	-	3,357,464	-	3,357,464	-	55,646
Michaniki SA	3,935,000	415,000	35,600	4,314,400	819	40,977
Michaniki SA, preference shares	-	1,687,900	61,624	1,626,276	318	11,364
Honeys Co., Ltd.	-	1,755,000	30,000	1,725,000	282	51,403
TradeDoubler AB	-	1,820,000	-	1,820,000	-	51,182
Echelon Corp. (2)	2,000,000	-	-	2,000,000	-	50,020
Chart Industries, Inc. (2)	1,613,500	-	58,226	1,555,274	-	50,018
Unitech Corporate Parks PLC (2)	-	23,399,700	-	23,399,700	-	49,027
Nishimatsuya Chain Co., Ltd.	1,092,000	2,763,500	-	3,855,500	223	48,945
Andersons, Inc.	-	1,000,000	-	1,000,000	152	48,020
Ekornes ASA	2,237,598	-	-	2,237,598	2,353	47,721
Kenmare Resources PLC (2)	39,316,000	-	-	39,316,000	-	43,197
Kenmare Resources PLC, warrants, expire 2009 (2)	5,775,000	-	-	5,775,000	-	4,101
Vital Signs, Inc.	580,000	279,690	-	859,690	273	44,824
Insulet Corp. (2)	-	2,012,680	-	2,012,680	-	43,776
UnionBank of the Philippines	-	35,823,500	-	35,823,500	712	43,639
Unisteel Technology Ltd.	9,655,000	18,952,000	-	28,607,000	1,447	41,415
Apollo Hospitals Enterprise Ltd.	3,275,000	-	-	3,275,000	390	40,089
Volcano Corp. (2)	2,303,900	263,000	130,100	2,436,800	-	40,061
BA Energy Inc. (2) (3) (5)	5,661,692	-	-	5,661,692	-	39,919
BA Energy Inc., warrants, expire 2006	947,400	-	947,400	-	-	-
IBT Education Ltd.	21,727,690	-	-	21,727,690	1,667	38,436
Fleetwood Enterprises, Inc. (2)	-	4,405,000	-	4,405,000	-	37,663
Greatbatch, Inc. (2)	1,744,400	-	384,700	1,359,700	-	36,154
SFA Engineering Corp.	553,700	38,440	-	592,140	596	35,213
Nien Made Enterprise Co., Ltd.	26,156,000	2,014,012	-	28,170,012	1,276	35,007
Interhyp AG	298,903	155,947	-	454,850	831	34,379
Dore Holdings Ltd.	-	78,934,000	-	78,934,000	146	33,624
Synenco Energy Inc., Class A (2)	1,815,000	886,000	651,000	2,050,000	-	23,189
Synenco Energy Inc., Class A (2) (3)	1,100,000	-	300,000	800,000	-	9,049
Altra Holdings, Inc. (2)	-	1,905,548	-	1,905,548	-	31,765
Internet Capital Group, Inc. (2)	2,100,000	500,000	-	2,600,000	-	31,200
Veeco Instruments Inc. (2)	1,598,523	-	-	1,598,523	-	30,979
I-Flow Corp. (2)	1,100,000	619,000	60,200	1,658,800	-	30,837
Arpida Ltd. (2)	-	1,231,509	-	1,231,509	-	30,682
austriamicrosystems AG, non-registered shares (2)	257,455	317,545	-	575,000	-	30,232
Ipca Laboratories Ltd.	-	1,794,000	-	1,794,000	-	29,871
JVM Co., Ltd.	-	506,000	-	506,000	-	29,814
Regal Petroleum PLC (2)	7,817,000	-	-	7,817,000	-	29,481
Peet's Coffee & Tea, Inc. (2)	-	1,015,000	-	1,015,000	-	28,329
Beacon Roofing Supply, Inc. (2)	-	2,695,400	-	2,695,400	-	27,547
Gruppo MutuiOnline SpA (2)	-	3,160,000	-	3,160,000	-	23,280
Eastern Property Holdings Ltd.	-	219,978	-	219,978	385	23,098
PetMed Express, Inc. (2)	-	1,500,000	-	1,500,000	-	21,015
Cpl Resources PLC	-	2,784,000	-	2,784,000	87	20,447
Infotech Enterprises Ltd.	-	3,000,000	-	3,000,000	11	20,236
Vital Images, Inc. (2)	-	1,023,000	-	1,023,000	-	19,969
Entertainment Rights PLC (2)	-	42,500,000	-	42,500,000	-	19,112
Hung Poo Real Estate Development Corp.	16,367,000	2,734,120	-	19,101,120	964	18,908
Hythiam, Inc. (2)	2,425,000	475,000	425,000	2,475,000	-	18,414
Gentium SpA (ADR) (2) (3)	450,000	300,000	-	750,000	-	17,227
Gentium SpA (ADR), warrants, expire 2011 (2) (3) (5)	90,000	-	-	90,000	-	1,001
Solomon Mutual Savings Bank	-	1,062,023	-	1,062,023	127	16,718
Solomon Mutual Savings Bank, rights, expire 2007	-	133,023	133,023	-	-	-
Halla Engineering & Construction Corp.	626,000	-	-	626,000	281	16,697
YBM Sisa.com Inc.	624,449	200,481	-	824,930	181	16,683
Bloomsbury Publishing PLC	5,405,000	-	-	5,405,000	388	16,324
CDNetworks Co., Ltd. (2)	251,876	433,739	-	685,615	-	16,114
SupportSoft, Inc. (2)	2,554,400	-	-	2,554,400	-	14,918
Chuang's China Investments Ltd.	-	95,968,000	-	95,968,000	105	14,821
ValueVision Media, Inc., Class A (2)	2,400,000	-	470,000	1,930,000	-	14,301
Ono Sokki Co., Ltd.	162,000	1,447,000	-	1,609,000	174	12,015
Introgen Therapeutics, Inc. (2)	-	2,677,100	-	2,677,100	-	11,163
Vical Inc. (2)	2,075,279	175,000	-	2,250,279	-	11,004
Norfolk Group Ltd. (2)	-	6,500,000	-	6,500,000	-	10,605
TICON Property Fund	24,700,000	5,700,000	-	30,400,000	883	9,579
TICON Property Fund, rights, expire 2007 (2) (5)	-	6,175,000	-	6,175,000	-	27
TICON Property Fund, rights, expire 2007 (2) (5)	-	1,425,000	-	1,425,000	-	6
Spark Networks PLC (ADR) (2)	1,103,000	1,300,000	10,800	2,392,200	-	9,425
Spark Networks PLC (GDR)	1,300,000	-	1,300,000	-	-	-
Zoloto Resources Ltd. (2) (5)	-	5,425,000	-	5,425,000	-	7,938
Gaming VC Holdings SA	2,023,800	-	-	2,023,800	869	6,174
Redline Communications Inc. (2)	-	3,150,000	-	3,150,000	-	5,293
Energem Resources Inc. (2)	8,002,500	-	-	8,002,500	-	3,224
Energem Resources Inc. (2) (3)	-	2,200,000	-	2,200,000	-	886
Energem Resources Inc., warrants, expire 2009 (2) (3) (5)	-	2,200,000	-	2,200,000	-	207
Energem Resources Inc., warrants, expire 2008 (2) (5)	1,200,000	-	-	1,200,000	-	4
Vision-Sciences, Inc. (2)	1,884,500	212,233	-	2,096,733	-	4,256
Sharper Image Corp. (2)	950,000	-	-	950,000	-	3,923
Phoenix PDE Co., Ltd.	1,500,000	-	-	1,500,000	135	3,788
Caspian Energy Inc. (GBP denominated) (2)	3,450,000	-	-	3,450,000	-	1,552
Caspian Energy Inc. (2)	2,450,000	-	-	2,450,000	-	1,085
Imagelinx PLC (2)	17,785,714	3,600,000	-	21,385,714	-	721
ZOOTS (2) (3) (5)	25,173	-	-	25,173	-	234
AMAG Pharmaceuticals, Inc. (2) (6) (7)	128,314	746,686	375,000	500,000	-	-
American Axle & Manufacturing Holdings, Inc. (7)	2,850,000	-	770,000	2,080,000	1,595	-
Applied Micro Circuits Corp. (2) (7)	-	16,525,000	4,000,000	12,525,000	-	-
Aventine Renewable Energy, Inc. (7)	2,200,000	100,000	2,300,000	-	-	-
Ballarat Goldfields NL (7)	53,355,000	-	53,355,000	-	-	-
Ballarat Goldfields NL (7)	10,250,000	-	10,250,000	-	-	-
Ballast Nedam NV, depository receipts (7)	628,753	33,742	325,000	337,495	518	-
Bankrate, Inc. (7)	-	1,175,000	1,175,000	-	-	-
Billing Services Group Ltd. (7)	16,548,800	-	16,548,800	-	-	-
CARBO Ceramics Inc. (7)	1,473,240	-	1,473,240	-	177	-
Career Technology (MFG.) Co., Ltd. (7)	14,957,559	-	14,957,559	-	-	-
Centennial Bank Holdings, Inc. (7)	2,700,000	-	2,700,000	-	-	-
Centennial Bank Holdings, Inc. (2) (7)	1,515,000	1,100,000	953,300	1,661,700	-	-
CESC Ltd. (7)	5,829,000	-	3,270,000	2,559,000	505	-
Citi Trends, Inc. (7)	1,073,916	15,584	1,089,500	-	-	-
CKE Restaurants, Inc. (7)	1,384,179	2,340,821	1,525,000	2,200,000	731	-
Delta Petroleum Corp. (2) (7)	2,829,000	1,330,000	1,534,000	2,625,000	-	-
Dongkuk Steel Mill Co., Ltd. (7)	3,355,000	-	1,110,000	2,245,000	2,259	-
Downer EDI Ltd. (7)	18,641,198	8,946,040	11,813,319	15,773,919	1,479	-
FirstAfrica Oil PLC (7)	172,338,000	-	172,338,000	-	-	-
Funcom NV (2) (7)	2,245,895	504,105	121,250	2,628,750	-	-
GES International (7)	42,700,000	-	42,700,000	-	-	-
Hemtex AB (7)	1,175,000	260,000	-	1,435,000	861	-
High Arctic Energy Services Inc. (7)	-	1,923,000	-	1,923,000	-	-
Ichia Technologies, Inc. (7)	16,995,177	613,797	11,181,000	6,427,974	448	-
IndyMac Bancorp, Inc. (7)	1,299,200	2,810,800	2,475,000	1,635,000	7,112	-
Infoteria Corp. (2) (5) (7)	2,577	-	-	2,577	-	-
Interflex Co., Ltd. (7)	799,000	-	799,000	-	-	-
Jamba, Inc. (7)	-	3,075,000	3,075,000	-	-	-
KEC Corp. (2) (7)	3,926,550	-	3,906,550	20,000	-	-
KEC Holdings Co. Ltd. (2) (7)	1,308,849	-	527,600	781,249	-	-
Knot, Inc. (7)	670,000	-	670,000	-	-	-
Knot, Inc. (7)	1,200,000	-	1,200,000	-	-	-
Korea Kumho Petrochemical Co., Ltd. (7)	1,810,940	-	901,608	909,332	1,138	-
Kyeryong Construction Industrial Co., Ltd. (7)	493,190	66,060	559,250	-	427	-
Kyphon Inc. (2) (7)	3,145,600	424,647	1,728,947	1,841,300	-	-
Levitt Corp., Class A (7)	1,000,000	-	1,000,000	-	37	-
Lojas Renner SA (7)	1,330,000	5,320,000	700,000	5,950,000	1,211	-
LS Industrial Systems Co., Ltd. (7)	1,950,000	147,338	1,180,000	917,338	1,313	-
Marchex, Inc., Class B (7)	2,125,000	-	1,875,000	250,000	87	-
Mentor Graphics Corp. (2) (7)	3,000,000	2,078,000	762,500	4,315,500	-	-
Mineral Deposits Ltd. (2) (7)	16,220,000	-	-	16,220,000	-	-
MKS Instruments, Inc. (7)	2,849,944	-	2,849,944	-	-	-
Myogen, Inc. (7)	2,315,000	-	2,315,000	-	-	-
Nabi Biopharmaceuticals (7)	3,050,000	-	3,050,000	-	-	-
Nireus Aquaculture SA (7)	-	2,593,750	2,593,750	-	223	-
Nireus Aquaculture SA, rights, expire 2007 (7)	-	2,075,000	2,075,000	-	-	-
Nireus Aquaculture SA, rights, expire 2007 (7)	-	2,075,000	2,075,000	-	-	-
NuVasive, Inc. (2) (7)	1,709,000	100,961	775,400	1,034,561	-	-
O2Micro International Ltd. (ADR) (2) (7)	3,055,000	-	2,555,000	500,000	-	-
ORBCOMM Inc. (2) (7)	-	2,456,000	574,162	1,881,838	-	-
PGG Wrightson Ltd. (7)	16,195,000	-	16,195,000	-	329	-
Plantynet Co., Ltd. (7)	537,600	-	537,600	-	-	-
PMC-Sierra, Inc. (2) (7)	11,500,000	850,000	11,250,000	1,100,000	-	-
Progressive Gaming International Corp. (7)	2,600,000	173,000	2,773,000	-	-	-
Quicksilver Resources Inc. (2) (7)	4,999,150	-	1,178,400	3,820,750	-	-
Restaurant Group PLC (7)	12,499,555	-	8,175,877	4,323,678	1,020	-
Sanctuary Group PLC (7)	14,412,733	-	14,412,733	-	-	-
SEEK Ltd. (7)	14,768,997	-	2,492,985	12,276,012	1,457	-
Semtech Corp. (2) (7)	5,900,000	-	4,250,000	1,650,000	-	-
Silitech Technology Corp. (7)	10,515,798	1,219,383	11,465,798	269,383	274	-
Sino-Forest Corp. (2) (7)	9,422,800	-	3,982,800	5,440,000	-	-
Thanachart Capital PCL (7)	86,650,000	-	86,650,000	-	1,439	-
Transmile Group Bhd. (7)	-	17,550,000	17,550,000	-	-	-
Tupperware Brands Corp. (7)	2,500,000	800,000	1,500,000	1,800,000	2,508	-
Unibet Group PLC (SDR) (7)	1,778,470	-	1,778,470	-	-	-
Veda Advantage Ltd. (7)	13,885,000	-	13,885,000	-	-	-
Warren Resources, Inc. (2) (7)	3,255,000	1,000,000	1,505,000	2,750,000	-	-
WD-40 Co. (7)	900,000	-	900,000	-	648	-
webMethods, Inc. (7)	-	4,105,000	4,105,000	-	-	-
Wright Medical Group, Inc. (7)	2,742,800	-	2,742,800	-	-	-
					$ 81,289	$ 5,953,518

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Represents an affiliated company as defined under the Investment Act of 1940.
(2) Security did not produce income during the last 12 months.
(3) Security purchased in transactions exempt from registration under the Securities Act of 1933.  These securities may be subject to legal or contractual restrictions on resale.  Further details on these holdings appear below.

	Acquisition date	Cost (000)	Market value (000)	Percent of net assets

Boart Longyear Ltd.	4/4/2007	$49,573	$69,641	.27%
Oilexco Inc. (GBP denominated)	12/15/2005	9,456	42,029	.16
Oilexco Inc.	3/7/2007	3,454	7,537	.03
OPTI Canada Inc.	6/1/2005	4,610	7,877	.03

Other restricted securities		200,735	195,850	.74

Total restricted securities		$267,828	$322,934	1.23%

(4) Security purchased in transactions exempt from registration under the Securities Act of 1933.  These securities may be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities" in the summary investment portfolio, was $1,115,796,000, which represented 4.23% of the net assets of the fund.

(5) Valued under fair value procedures adopted by authority of the board of directors.  The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $216,014,000.

(6) This security was in its initial period of acquisition at 9/30/2006 and was not publicly disclosed.
(7) Unaffiliated issuer at 9/30/2007.

ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio are supplemental. These descriptions and the industry classifications were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $14,686,539)		$20,423,215
Affiliated issuers (cost: $4,067,976)		5,953,518	$26,376,733
Cash denominated in non-U.S. currencies
(cost: $32,511)			32,606
Cash			174
Receivables for:
Sales of investments		124,919
Sales of fund's shares		60,944
Dividends and interest		18,762	204,625
			26,614,138
Liabilities:
Payables for:
Purchases of investments		169,965
Repurchases of fund's shares		33,882
Investment advisory services		11,823
Services provided by affiliates		8,819
Directors' deferred compensation		1,649
Other		7,489	233,627
Net assets at September 30, 2007			$26,380,511

Net assets consist of:
Capital paid in on shares of capital stock			$16,916,230
Distributions in excess of net investment income			(104,765)
Undistributed net realized gain			1,953,493
Net unrealized appreciation			7,615,553
Net assets at September 30, 2007			$26,380,511

Total authorized capital stock - 800,000 shares, $.01 par value (559,066 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$20,913,246	440,951	$47.43
Class B	814,941	17,913	45.49
Class C	1,106,853	24,501	45.18
Class F	815,299	17,316	47.08
Class 529-A	479,021	10,141	47.23
Class 529-B	70,756	1,540	45.96
Class 529-C	187,743	4,089	45.92
Class 529-E	29,697	636	46.76
Class 529-F	34,958	740	47.24
Class R-1	37,763	820	46.04
Class R-2	673,279	14,596	46.13
Class R-3	555,228	11,893	46.68
Class R-4	259,030	5,488	47.20
Class R-5	402,697	8,442	47.70
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $50.32 and $50.11, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2007		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $23,395; also includes
$81,289 from affiliates)		$320,631
Interest		95,000	$415,631

Fees and expenses*:
Investment advisory services		143,349
Distribution services		71,518
Transfer agent services		23,181
Administrative services		8,325
Reports to shareholders		741
Registration statement and prospectus		942
Postage, stationery and supplies		2,461
Directors' compensation		736
Auditing and legal		200
Custodian		4,641
State and local taxes		358
Other		249
Total fees and expenses before reimbursements/waivers		256,701
Less reimbursements/waivers of fees and expenses:
Investment advisory services		14,335
Administrative services		515
Total fees and expenses after reimbursements/waivers			241,851
Net investment income			173,780

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain on:
Investments (including $81,549 net gain from affiliates)		2,498,917
Non-U.S. currency transactions		5,448	2,504,365
Net unrealized appreciation on:
Investments		3,981,448
Non-U.S. currency translations		373	3,981,821
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency			6,486,186

Net increase in net assets resulting from operations			$6,659,966

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

		Year ended September 30, 2007	Year ended September 30, 2006
Operations:
Net investment income		$173,780	$102,369
Net realized gain on investments and
non-U.S. currency transactions		2,504,365	1,699,125
Net unrealized appreciation
on investments and non-U.S. currency translations		3,981,821	471,852
Net increase in net assets
resulting from operations		6,659,966	2,273,346

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain		(318,872)	(171,204)
Distributions from net realized gain
on investments		(1,736,095)	(293,825)
Total dividends and distributions paid
to shareholders		(2,054,967)	(465,029)

Net capital share transactions		3,305,969	1,970,025

Total increase in net assets		7,910,968	3,778,342

Net assets:
Beginning of year		18,469,543	14,691,201
End of year (including distributions in excess of
net investment income: $104,765 and $88,583, respectively)		$26,380,511	$18,469,543

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2007, non-U.S. taxes paid on realized gains were $609,000. As of September 30, 2007, non-U.S. taxes provided on unrealized gains were $6,849,000.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended September 30, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002 and by non-U.S. tax authorities for tax years before 2000.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2007, the fund reclassified $143,833,000 from undistributed net realized gain to distributions in excess of net investment income; and reclassified $14,923,000 from distribution in excess of net investment income and $110,143,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	350,623
Undistributed long-term capital gain	1,954,164
Gross unrealized appreciation on investment securities	8,093,160
Gross unrealized depreciation on investment securities	(925,252)
Net unrealized appreciation on investment securities	7,167,908
Cost of investment securities	19,208,825

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2007			Year ended September 30, 2006
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$408,840	$1,271,426	$1,680,266	$149,401	$247,786	$397,187
Class B	11,225	51,014	62,239	3,425	9,479	12,904
Class C	14,213	62,804	77,017	3,828	9,872	13,700
Class F	13,503	40,771	54,274	3,420	5,484	8,904
Class 529-A	8,151	25,160	33,311	2,333	3,813	6,146
Class 529-B	882	4,194	5,076	238	714	952
Class 529-C	2,285	10,443	12,728	599	1,653	2,252
Class 529-E	464	1,635	2,099	129	249	378
Class 529-F	588	1,702	2,290	167	267	434
Class R-1	476	2,004	2,480	115	273	388
Class R-2	8,616	37,175	45,791	2,333	5,629	7,962
Class R-3	7,972	28,485	36,457	2,104	4,041	6,145
Class R-4	3,801	11,572	15,373	961	1,515	2,476
Class R-5	6,796	18,770	25,566	2,151	3,050	5,201
Total	$487,812	$1,567,155	$2,054,967	$171,204	$293,825	$465,029

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services–The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.800% on the first billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2007, total investment advisory services fees waived by CRMC were $14,335,000. As a result, the fee shown on the accompanying financial statements of $143,349,000, which was equivalent to an annualized rate of 0.634%, was reduced to $129,014,000, or 0.571% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2007, the total administrative services fees paid by CRMC were $4,000 and $511,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$43,825	$22,295	Not applicable	Not applicable	Not applicable
Class B	7,052	886	Not applicable	Not applicable	Not applicable
Class C	9,012	Included in administrative services	$1,340	$219	Not applicable
Class F	1,561		633	144	Not applicable
Class 529-A	725		428	66	$ 383
Class 529-B	595		66	19	60
Class 529-C	1,529		171	44	153
Class 529-E	121		27	4	24
Class 529-F	-		30	5	27
Class R-1	298		36	26	Not applicable
Class R-2	4,126		795	1,980	Not applicable
Class R-3	2,197		617	456	Not applicable
Class R-4	477		253	18	Not applicable
Class R-5	Not applicable		292	9	Not applicable
Total	$71,518	$23,181	$4,688	$2,990	$647

Directors’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $736,000, shown on the accompanying financial statements, includes $413,000 in current fees (either paid in cash or deferred) and a net increase of $323,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2007
Class A	$2,930,661	68,561	$1,616,206	41,314	$(2,518,024)	(59,080)	$2,028,843	50,795
Class B	115,985	2,822	60,457	1,602	(83,699)	(2,044)	92,743	2,380
Class C	290,599	7,105	74,749	1,993	(134,061)	(3,289)	231,287	5,809
Class F	329,353	7,708	48,959	1,261	(135,080)	(3,177)	243,232	5,792
Class 529-A	108,306	2,552	33,308	854	(24,578)	(575)	117,036	2,831
Class 529-B	9,795	236	5,074	133	(3,527)	(85)	11,342	284
Class 529-C	42,098	1,018	12,727	334	(12,831)	(308)	41,994	1,044
Class 529-E	6,392	152	2,099	54	(1,951)	(46)	6,540	160
Class 529-F	10,353	244	2,290	59	(2,530)	(59)	10,113	244
Class R-1	18,702	449	2,465	64	(10,488)	(251)	10,679	262
Class R-2	254,368	6,115	45,744	1,195	(152,206)	(3,636)	147,906	3,674
Class R-3	241,982	5,753	36,433	943	(131,973)	(3,131)	146,442	3,565
Class R-4	130,964	3,088	15,370	395	(53,194)	(1,256)	93,140	2,227
Class R-5	143,393	3,282	24,707	629	(43,428)	(996)	124,672	2,915
Total net increase
(decrease)	$4,632,951	109,085	$1,980,588	50,830	$(3,307,570)	(77,933)	$3,305,969	81,982

Year ended September 30, 2006
Class A	$2,685,423	71,453	$381,591	10,807	$(1,974,783)	(52,904)	$1,092,231	29,356
Class B	122,373	3,363	12,552	367	(65,243)	(1,807)	69,682	1,923
Class C	265,083	7,319	13,251	390	(96,579)	(2,688)	181,755	5,021
Class F	226,333	6,037	7,921	225	(76,064)	(2,044)	158,190	4,218
Class 529-A	88,290	2,366	6,144	175	(13,640)	(365)	80,794	2,176
Class 529-B	9,920	271	952	28	(1,623)	(44)	9,249	255
Class 529-C	33,944	929	2,252	65	(7,790)	(213)	28,406	781
Class 529-E	5,862	159	378	11	(1,047)	(28)	5,193	142
Class 529-F	6,354	171	434	12	(1,707)	(46)	5,081	137
Class R-1	11,607	318	387	11	(4,858)	(134)	7,136	195
Class R-2	195,251	5,318	7,956	229	(80,898)	(2,203)	122,309	3,344
Class R-3	169,804	4,569	6,115	175	(69,063)	(1,871)	106,856	2,873
Class R-4	68,594	1,847	2,476	71	(21,588)	(576)	49,482	1,342
Class R-5	74,700	1,998	4,905	138	(25,944)	(687)	53,661	1,449
Total net increase
(decrease)	$3,963,538	106,118	$447,314	12,704	$(2,440,827)	(65,610)	$1,970,025	53,212

(*) Includes exchanges between share classes of the fund.

6.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $11,005,681,000 and $9,926,837,000, respectively, during the year ended September 30, 2007.

Financial highlights

		Income from investment operations(1)				Dividends and distributions

	Net asset value, beginning of year	Net investment income (loss)		Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (3)	Ratio of net income (loss) to average net assets (3)
Class A:
Year ended 9/30/2007	$38.87	$.37		$12.50	$12.87	$(.70)	$(3.61)	$(4.31)	$47.43	35.41%	$20,913	1.04%	.98%	.86%
Year ended 9/30/2006	34.77	.25		4.94	5.19	(.41)	(.68)	(1.09)	38.87	15.27	15,167	1.08	1.01	.68
Year ended 9/30/2005	27.82	.24		7.02	7.26	(.31)	-	(.31)	34.77	26.28	12,544	1.09	1.04	.76
Year ended 9/30/2004	23.22	.02		4.61	4.63	(.03)	-	(.03)	27.82	19.95	9,771	1.12	1.12	.06
Year ended 9/30/2003	17.53	(.01)		5.70	5.69	-	-	-	23.22	32.46	7,833	1.19	1.19	(.07)
Class B:
Year ended 9/30/2007	37.41	.04		12.02	12.06	(.37)	(3.61)	(3.98)	45.49	34.40	815	1.81	1.74	.10
Year ended 9/30/2006	33.59	(.03)		4.78	4.75	(.25)	(.68)	(.93)	37.41	14.39	581	1.85	1.78	(.09)
Year ended 9/30/2005	26.90	-	(4)	6.79	6.79	(.10)	-	(.10)	33.59	25.31	457	1.86	1.81	(.01)
Year ended 9/30/2004	22.60	(.18)		4.48	4.30	-	-	-	26.90	19.03	329	1.88	1.88	(.69)
Year ended 9/30/2003	17.20	(.16)		5.56	5.40	-	-	-	22.60	31.40	201	1.97	1.97	(.85)
Class C:
Year ended 9/30/2007	37.21	.02		11.95	11.97	(.39)	(3.61)	(4.00)	45.18	34.35	1,107	1.85	1.79	.04
Year ended 9/30/2006	33.45	(.04)		4.74	4.70	(.26)	(.68)	(.94)	37.21	14.33	696	1.89	1.83	(.12)
Year ended 9/30/2005	26.82	(.02)		6.78	6.76	(.13)	-	(.13)	33.45	25.27	457	1.90	1.85	(.05)
Year ended 9/30/2004	22.54	(.19)		4.47	4.28	-	-	-	26.82	18.99	274	1.92	1.91	(.71)
Year ended 9/30/2003	17.15	(.16)		5.55	5.39	-	-	-	22.54	31.43	124	1.97	1.97	(.85)
Class F:
Year ended 9/30/2007	38.65	.36		12.41	12.77	(.73)	(3.61)	(4.34)	47.08	35.41	815	1.05	.98	.84
Year ended 9/30/2006	34.58	.26		4.91	5.17	(.42)	(.68)	(1.10)	38.65	15.28	446	1.08	1.01	.70
Year ended 9/30/2005	27.70	.23		6.98	7.21	(.33)	-	(.33)	34.58	26.23	253	1.12	1.07	.72
Year ended 9/30/2004	23.16	.02		4.58	4.60	(.06)	-	(.06)	27.70	19.90	128	1.15	1.14	.06
Year ended 9/30/2003	17.48	(.01)		5.69	5.68	-	-	-	23.16	32.49	57	1.18	1.18	(.06)
Class 529-A:
Year ended 9/30/2007	38.76	.34		12.44	12.78	(.70)	(3.61)	(4.31)	47.23	35.33	479	1.10	1.04	.79
Year ended 9/30/2006	34.68	.25		4.93	5.18	(.42)	(.68)	(1.10)	38.76	15.25	284	1.11	1.05	.66
Year ended 9/30/2005	27.79	.22		7.00	7.22	(.33)	-	(.33)	34.68	26.19	178	1.14	1.08	.71
Year ended 9/30/2004	23.24	.02		4.60	4.62	(.07)	-	(.07)	27.79	19.90	97	1.14	1.14	.06
Year ended 9/30/2003	17.53	.01		5.70	5.71	-	-	-	23.24	32.57	42	1.11	1.11	.03
Class 529-B:
Year ended 9/30/2007	37.77	(.01)		12.14	12.13	(.33)	(3.61)	(3.94)	45.96	34.25	71	1.92	1.86	(.02)
Year ended 9/30/2006	33.93	(.07)		4.82	4.75	(.23)	(.68)	(.91)	37.77	14.24	48	1.97	1.90	(.20)
Year ended 9/30/2005	27.20	(.05)		6.87	6.82	(.09)	-	(.09)	33.93	25.11	34	2.02	1.96	(.17)
Year ended 9/30/2004	22.88	(.23)		4.55	4.32	-	-	-	27.20	18.88	22	2.04	2.04	(.84)
Year ended 9/30/2003	17.43	(.19)		5.64	5.45	-	-	-	22.88	31.27	10	2.09	2.09	(.95)
Class 529-C:
Year ended 9/30/2007	37.77	(.01)		12.13	12.12	(.36)	(3.61)	(3.97)	45.92	34.23	188	1.92	1.86	(.02)
Year ended 9/30/2006	33.94	(.07)		4.83	4.76	(.25)	(.68)	(.93)	37.77	14.27	115	1.96	1.90	(.19)
Year ended 9/30/2005	27.21	(.05)		6.87	6.82	(.09)	-	(.09)	33.94	25.13	77	2.00	1.95	(.16)
Year ended 9/30/2004	22.89	(.22)		4.54	4.32	-	-	-	27.21	18.87	43	2.03	2.03	(.83)
Year ended 9/30/2003	17.44	(.18)		5.63	5.45	-	-	-	22.89	31.25	20	2.07	2.07	(.94)
Class 529-E:
Year ended 9/30/2007	38.40	.21		12.33	12.54	(.57)	(3.61)	(4.18)	46.76	34.93	30	1.41	1.35	.49
Year ended 9/30/2006	34.42	.12		4.89	5.01	(.35)	(.68)	(1.03)	38.40	14.86	18	1.44	1.37	.34
Year ended 9/30/2005	27.58	.12		6.96	7.08	(.24)	-	(.24)	34.42	25.81	12	1.47	1.42	.37
Year ended 9/30/2004	23.09	(.08)		4.59	4.51	(.02)	-	(.02)	27.58	19.52	6	1.50	1.49	(.29)
Year ended 9/30/2003	17.50	(.07)		5.66	5.59	-	-	-	23.09	31.94	3	1.53	1.53	(.38)
Class 529-F:
Year ended 9/30/2007	$38.77	$.42		$12.44	$12.86	$(.78)	$(3.61)	$(4.39)	$47.24	35.56%	$35	.91%	.85%	.98%
Year ended 9/30/2006	34.64	.31		4.93	5.24	(.43)	(.68)	(1.11)	38.77	15.44	19	.94	.87	.83
Year ended 9/30/2005	27.72	.23		6.99	7.22	(.30)	-	(.30)	34.64	26.22	12	1.11	1.06	.74
Year ended 9/30/2004	23.20	(.01)		4.60	4.59	(.07)	-	(.07)	27.72	19.81	7	1.25	1.24	(.04)
Year ended 9/30/2003	17.53	(.02)		5.69	5.67	-	-	-	23.20	32.34	3	1.27	1.27	(.10)
Class R-1:
Year ended 9/30/2007	37.89	.01		12.17	12.18	(.42)	(3.61)	(4.03)	46.04	34.32	38	1.88	1.80	.03
Year ended 9/30/2006	34.07	(.04)		4.83	4.79	(.29)	(.68)	(.97)	37.89	14.31	21	1.92	1.82	(.11)
Year ended 9/30/2005	27.34	(.01)		6.90	6.89	(.16)	-	(.16)	34.07	25.27	12	1.97	1.85	(.05)
Year ended 9/30/2004	23.00	(.19)		4.55	4.36	(.02)	-	(.02)	27.34	18.98	6	2.01	1.91	(.71)
Year ended 9/30/2003	17.49	(.16)		5.67	5.51	-	-	-	23.00	31.50	2	2.43	1.93	(.78)
Class R-2:
Year ended 9/30/2007	37.93	.03		12.18	12.21	(.40)	(3.61)	(4.01)	46.13	34.36	673	1.93	1.77	.06
Year ended 9/30/2006	34.09	(.03)		4.83	4.80	(.28)	(.68)	(.96)	37.93	14.35	414	2.06	1.80	(.09)
Year ended 9/30/2005	27.36	(.01)		6.90	6.89	(.16)	-	(.16)	34.09	25.28	258	2.17	1.82	(.03)
Year ended 9/30/2004	23.00	(.18)		4.56	4.38	(.02)	-	(.02)	27.36	19.05	131	2.30	1.88	(.67)
Year ended 9/30/2003	17.49	(.15)		5.66	5.51	-	-	-	23.00	31.50	46	2.59	1.89	(.75)
Class R-3:
Year ended 9/30/2007	38.34	.20		12.31	12.51	(.56)	(3.61)	(4.17)	46.68	34.88	555	1.42	1.35	.47
Year ended 9/30/2006	34.39	.11		4.87	4.98	(.35)	(.68)	(1.03)	38.34	14.82	319	1.49	1.42	.30
Year ended 9/30/2005	27.58	.11		6.96	7.07	(.26)	-	(.26)	34.39	25.75	188	1.51	1.44	.36
Year ended 9/30/2004	23.12	(.08)		4.59	4.51	(.05)	-	(.05)	27.58	19.52	85	1.55	1.49	(.28)
Year ended 9/30/2003	17.51	(.07)		5.68	5.61	-	-	-	23.12	32.04	30	1.67	1.51	(.37)
Class R-4:
Year ended 9/30/2007	38.73	.35		12.45	12.80	(.72)	(3.61)	(4.33)	47.20	35.41	259	1.06	1.00	.82
Year ended 9/30/2006	34.68	.25		4.91	5.16	(.43)	(.68)	(1.11)	38.73	15.20	126	1.11	1.04	.67
Year ended 9/30/2005	27.79	.23		7.01	7.24	(.35)	-	(.35)	34.68	26.25	67	1.12	1.06	.74
Year ended 9/30/2004	23.22	.02		4.61	4.63	(.06)	-	(.06)	27.79	19.95	20	1.13	1.13	.07
Year ended 9/30/2003	17.53	-	(4)	5.69	5.69	-	-	-	23.22	32.46	10	1.17	1.16	(.02)
Class R-5:
Year ended 9/30/2007	39.10	.48		12.56	13.04	(.83)	(3.61)	(4.44)	47.70	35.77	403	.77	.71	1.11
Year ended 9/30/2006	34.93	.36		4.97	5.33	(.48)	(.68)	(1.16)	39.10	15.60	216	.80	.74	.97
Year ended 9/30/2005	27.97	.33		7.05	7.38	(.42)	-	(.42)	34.93	26.62	142	.81	.76	1.04
Year ended 9/30/2004	23.33	.10		4.64	4.74	(.10)	-	(.10)	27.97	20.34	105	.82	.81	.36
Year ended 9/30/2003	17.55	.05		5.73	5.78	-	-	-	23.33	32.93	72	.83	.83	.28

	Year ended September 30
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	48%	45%	45%	48%	49%

(1) Based on average shares outstanding.
(2) Total returns exclude all sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4) Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of SMALLCAP World Fund, Inc. (the “Fund”), as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 7, 2007

Other share class results	unaudited

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2007:	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	29.40%	24.51%	3.65%
Not reflecting CDSC	34.40%	24.68%	3.65%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	33.35%	24.65%	13.10%
Not reflecting CDSC	34.35%	24.65%	13.10%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	35.41%	25.64%	14.01%

Class 529-A shares†— first sold 2/19/02
Reflecting 5.75% maximum sales charge	27.56%	24.14%	16.75%
Not reflecting maximum sales charge	35.33%	25.62%	17.98%

Class 529-B shares†— first sold 2/20/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	29.25%	24.36%	16.74%
Not reflecting CDSC	34.25%	24.53%	16.82%

Class 529-C shares†— first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	33.23%	24.53%	16.84%
Not reflecting CDSC	34.23%	24.53%	16.84%

Class 529-E shares*†— first sold 3/15/02	34.93%	25.19%	16.37%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	35.56%	25.65%	24.46%

*These shares are sold without any initial or contingent deferred sales charge.
†	Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007, through September 30, 2007).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2007	Ending account value 9/30/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,147.85	$5.22	.97%
Class A -- assumed 5% return	1,000.00	1,020.21	4.91	.97
Class B -- actual return	1,000.00	1,143.53	9.30	1.73
Class B -- assumed 5% return	1,000.00	1,016.39	8.74	1.73
Class C -- actual return	1,000.00	1,143.51	9.56	1.78
Class C -- assumed 5% return	1,000.00	1,016.14	9.00	1.78
Class F -- actual return	1,000.00	1,147.72	5.22	.97
Class F -- assumed 5% return	1,000.00	1,020.21	4.91	.97
Class 529-A -- actual return	1,000.00	1,147.45	5.54	1.03
Class 529-A -- assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class 529-B -- actual return	1,000.00	1,142.98	9.99	1.86
Class 529-B -- assumed 5% return	1,000.00	1,015.74	9.40	1.86
Class 529-C -- actual return	1,000.00	1,142.86	9.94	1.85
Class 529-C -- assumed 5% return	1,000.00	1,015.79	9.35	1.85
Class 529-E -- actual return	1,000.00	1,145.81	7.21	1.34
Class 529-E -- assumed 5% return	1,000.00	1,018.35	6.78	1.34
Class 529-F -- actual return	1,000.00	1,148.55	4.52	.84
Class 529-F -- assumed 5% return	1,000.00	1,020.86	4.26	.84
Class R-1 -- actual return	1,000.00	1,142.99	9.72	1.81
Class R-1 -- assumed 5% return	1,000.00	1,015.99	9.15	1.81
Class R-2 -- actual return	1,000.00	1,143.52	9.46	1.76
Class R-2 -- assumed 5% return	1,000.00	1,016.24	8.90	1.76
Class R-3 -- actual return	1,000.00	1,145.81	7.21	1.34
Class R-3 -- assumed 5% return	1,000.00	1,018.35	6.78	1.34
Class R-4 -- actual return	1,000.00	1,147.86	5.38	1.00
Class R-4 -- assumed 5% return	1,000.00	1,020.05	5.06	1.00
Class R-5 -- actual return	1,000.00	1,149.38	3.77	.70
Class R-5 -- assumed 5% return	1,000.00	1,021.56	3.55	.70

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2007:

Long-term capital gains	$1,567,155,000
Foreign taxes	21,390,000
Foreign source income	363,548,000
Qualified dividend income	256,946,000
Corporate dividends received deduction	63,833,000
U.S. government income that may be exempt from state taxation	2,719,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2008. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital through investments primarily in stocks of companies located around the world with small market capitalizations measured at the time of purchase. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. In reviewing the fund’s relative results, the board and the committee took into account the fund’s unique characteristics and its asset size, diversification and range of investments. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors

Name and age	Year first elected a director of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 61	2000	Chairman of the Board, President and CEO, Ducommun Incorporated (aerospace components manufacturer)

Ambassador	1993	Corporate director and author; former U.S.
Richard G. Capen, Jr., 73		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 74	1990	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

John G. Freund, 54	2000	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies

R. Clark Hooper, 61	2006	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Leonade D. Jones, 60	1995	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

William H. Kling, 65	1990	President, American Public Media Group
Chairman of the Board
(Independent and Non-Executive)

Christopher E. Stone, 51	2007	Daniel and Florence Guggenheim Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University; President and Director, Vera Institute of Justice

Patricia K. Woolf, Ph.D., 73	1990	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

Name and age	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

Joseph C. Berenato, 61	6	Ducommun Incorporated

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 73

H. Frederick Christie, 74	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

John G. Freund, 54	2	Hansen Medical, Inc.; XenoPort, Inc.

R. Clark Hooper, 61	18	JPMorgan Value Opportunities Fund; The Swiss Helvetia Fund Inc.

Leonade D. Jones, 60	6	None

William H. Kling, 65	8	Irwin Financial Corporation
Chairman of the Board
(Independent and Non-Executive)

Christopher E. Stone, 51	2	None

Patricia K. Woolf, Ph.D., 73	6	None

Norman R. Weldon retired from the board in December 2006. The directors thank Dr. Weldon for his many years of service and dedication to the fund.

“Interested” directors4

Name, age and position with fund	Year first elected a director or officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Gordon Crawford, 60	1992	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Gregory W. Wendt, 46	1992	Senior Vice President — Capital Research Global
President		Investors, Capital Research Company;[5] Director, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Management Services, Inc.[5]

 “Interested” directors4

Name, age and position with fund	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

Gordon Crawford, 60	2	None
Vice Chairman of the Board

Gregory W. Wendt, 46	1	None
President

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]	Directors and officers of the fund serve until their resignation, removal or retirement.
[2]
Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]	This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
[4]
“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]	Company affiliated with Capital Research and Management Company.

Other officers6

Name, age and position with fund	Year first elected an officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Paul F. Roye, 53	2007
Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company;[5] former Director of Investment Management, United States Securities and Exchange Commission

Executive Vice President

J. Blair Frank, 41	1999	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company
Senior Vice President

Jonathan Knowles, Ph.D., 46	2000	Senior Vice President — Capital World Investors, Capital Research Company[5]
Senior Vice President

Walter R. Burkley, 41	2007	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Vice President

Grant L. Cambridge, 45	2001	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;[5] Director, Capital Research Company[5]

Noriko H. Chen, 40	2006	Vice President — Capital World Investors, Capital Research Company;[5] Director, Capital Research Company[5]
Vice President

Brady L. Enright, 40	2004	Senior Vice President — Capital World Investors, Capital Research and Management Company
Vice President

Winnie Kwan, 35	2006	Vice President — Capital Research Global Investors, Capital Research Company[5]
Vice President

Chad L. Norton, 47	1990	Vice President — Fund Business Management Group, Capital Research and Management Company
Secretary

David A. Pritchett, 41	1999	Vice President — Fund Business Management Group, Capital Research and Management Company
Treasurer

Steven I. Koszalka, 43	2005	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Secretary

Sheryl F. Johnson, 39	1998	Vice President — Fund Business Management Group, Capital Research and Management Company
Assistant Treasurer

Please see page 32 for footnotes.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
55 Second Street, Suite 1700
San Francisco, CA 94105

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2007, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
>	SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds         Capital Research and Management           Capital International        Capital Guardian       Capital Bank and Trust

Lit. No. MFGEAR-935-1107P

Litho in USA BBC/L/8067-S10045

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services (SCWF)

Registrant:
a) Audit Fees:
2006	$95,000
2007	$97,000

b) Audit-Related Fees:
2006	$1,000
2007	$10,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$29,000
2007	$16,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2006	$642,000
2007	$956,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$9,000
2007	$2,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2006	$9,000
2007	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $977,000 for fiscal year 2006 and $1,251,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds ®]

SMALLCAP World Fund®
Investment portfolio

September 30, 2007

		Market value
Common stocks — 91.94%	Shares	(000)

CONSUMER DISCRETIONARY — 18.15%
Jumbo SA1	4,844,956	$165,687
Schibsted ASA	3,138,000	165,274
Fourlis[1]	4,074,000	153,034
Central European Media Enterprises Ltd., Class A2	1,328,500	121,837
Lojas Renner SA	5,950,000	119,325
Praktiker Bau- und Heimwerkermärkte Holding AG	2,748,983	102,908
Cyrela Brazil Realty SA, ordinary nominative	7,271,000	99,291
Scientific Games Corp., Class A2	2,600,000	97,760
Blue Nile, Inc.[1,2]	1,037,940	97,691
Pantaloon Retail (India) Ltd.	6,643,120	90,474
Cheil Industries Inc.	1,300,000	86,970
Saks Inc.	5,032,500	86,307
AB Lindex[1]	5,118,000	84,688
Toyoda Gosei Co., Ltd.	2,250,000	81,554
Lions Gate Entertainment Corp.[1,2]	7,728,500	79,681
Galaxy Entertainment Group Ltd.[2]	70,475,000	78,091
Billabong International Ltd.	5,845,000	77,638
CarMax, Inc.[2]	3,800,000	77,254
Aristocrat Leisure Ltd.	6,075,304	74,879
Korea Kumho Petrochemical Co., Ltd.	909,332	70,079
Arbitron Inc.[1]	1,496,760	67,863
Nitori Co., Ltd.	1,428,600	67,590
Jackson Hewitt Tax Service Inc.[1]	2,396,000	66,992
Rightmove PLC	6,209,450	65,621
Banyan Tree Holdings Ltd.[1]	45,405,000	65,428
GOME Electrical Appliances Holding Ltd.	31,663,000	62,183
Chipotle Mexican Grill, Inc., Class B2	288,000	30,816
Chipotle Mexican Grill, Inc., Class A2	255,000	30,123
Crocs, Inc.[2]	900,000	60,525
Pinnacle Entertainment, Inc.[2]	2,153,700	58,645
Life Time Fitness, Inc.[2]	940,000	57,660
Tupperware Brands Corp.	1,800,000	56,682
Truworths International Ltd.	11,675,000	53,836
Hürriyet Gazetecilik ve Matbaacilik AS2	16,735,985	53,082
American Axle & Manufacturing Holdings, Inc.	2,080,000	52,520
Honeys Co., Ltd.[1]	1,725,000	51,403
GEOX SpA	2,346,080	50,353
Nishimatsuya Chain Co., Ltd.[1]	3,855,500	48,945
Lifestyle International Holdings Ltd.[3]	17,260,000	48,646
CTC Media, Inc.[2]	2,200,000	48,312
Bob Evans Farms, Inc.	1,600,000	48,288
Ekornes ASA[1]	2,237,598	47,721
Café de Coral Holdings Ltd.	23,750,000	44,503
Tokai Rika Co., Ltd.	1,568,100	43,722
Hankook Tire Co., Ltd.	2,080,000	42,632
Polaris Industries Inc.	900,000	39,258
IBT Education Ltd.[1]	21,727,690	38,436
Fleetwood Enterprises, Inc.[1,2]	4,405,000	37,663
Quiksilver, Inc.[2]	2,600,000	37,180
Amtek Auto Ltd.	4,020,000	36,636
CKE Restaurants, Inc.	2,200,000	35,662
Nien Made Enterprise Co., Ltd.[1]	28,170,012	35,007
Hana Tour Service Inc.	338,200	34,012
RNB Retail and Brands AB	2,655,000	33,207
Gafisa SA, ordinary nominative	1,900,000	32,030
Keihin Corp.	1,610,000	30,651
Halfords Group PLC	4,200,000	30,435
Debenhams PLC	15,780,000	30,401
Peet’s Coffee & Tea, Inc.[1,2]	1,015,000	28,329
Tractor Supply Co.[2]	593,700	27,364
Hemtex AB	1,435,000	26,755
XM Satellite Radio Holdings Inc., Class A2	1,800,000	25,506
Zumiez Inc.[2]	570,000	25,291
PETsMART, Inc.	750,000	23,925
Restaurant Group PLC	4,323,678	23,885
Williams-Sonoma, Inc.	730,000	23,813
Seloger.com[2]	415,000	23,732
P.F. Chang’s China Bistro, Inc.[2]	800,000	23,680
Getty Images, Inc.[2]	850,000	23,664
Bijou Brigitte modische Accessoires AG	127,000	23,644
Dolan Media Co.[2]	963,000	23,401
Shuffle Master, Inc.[2]	1,550,224	23,176
Fontainebleau Resorts LLC, Class A, non-voting units[2,3,4]	1,900,000	22,800
1-800-FLOWERS.COM, Inc., Class A2	1,947,834	22,575
PetMed Express, Inc.[1,2]	1,500,000	21,015
Kuoni Reisen Holding AG, Class B	43,309	20,464
Entertainment Rights PLC[1,2]	42,500,000	19,112
Talbots, Inc.	1,049,875	18,898
Agora SA	952,000	18,486
Trigano SA	402,250	18,185
Asahi India Glass Ltd.	6,721,886	18,140
Denny’s Corp.[2]	4,500,000	18,000
Austar United Communications Ltd.[2]	11,671,576	17,594
PartyGaming PLC[2]	30,750,000	17,285
Blyth, Inc.	816,000	16,687
YBM Sisa.com Inc.[1]	824,930	16,683
Bloomsbury Publishing PLC[1]	5,405,000	16,324
Stockmann Oyj, Class B	336,481	16,234
Musashi Seimitsu Industry Co., Ltd.	491,700	15,637
ElringKlinger AG	135,000	15,306
Chuang’s China Investments Ltd.[1]	95,968,000	14,821
DeVry Inc.	400,000	14,804
Urban Outfitters, Inc.[2]	675,000	14,715
ValueVision Media, Inc., Class A1,2	1,930,000	14,301
JJB Sports PLC	4,390,500	13,821
TAKKT AG	801,778	13,607
TOD’S SpA	162,000	13,605
Land & Houses PCL	50,000,000	12,691
BJ’s Restaurants Inc.[2]	590,000	12,419
Prime Success International Group Ltd.	15,200,000	12,324
Cedar Fair, L.P.	500,000	11,925
Cabela’s Inc.[2]	500,000	11,825
Pumpkin Patch Ltd.	4,970,107	11,689
Texwinca Holdings Ltd.	13,330,000	11,065
Advance Auto Parts, Inc.	325,000	10,907
Rambler Media Ltd.[2]	277,360	10,759
Valassis Communications, Inc.[2]	1,110,481	9,905
Audible, Inc.[2]	750,000	9,750
Children’s Place Retail Stores, Inc.[2]	400,000	9,712
Haseko Corp.[2]	3,950,000	9,465
New Oriental Education & Technology Group Inc. (ADR)[2]	127,329	8,475
Boyd Gaming Corp.	185,800	7,961
OSIM International Ltd.	18,750,000	7,575
Largan Precision Co., Ltd.	688,500	7,491
Cosi, Inc.[2]	2,000,000	6,920
Next Media Ltd.	22,100,000	6,257
Gaming VC Holdings SA1	2,023,800	6,174
Spot Runner, Inc.[2,3,4]	1,313,877	6,123
Formosa International Hotels Corp.	755,756	5,952
TVN SA	666,005	5,496
Restoration Hardware, Inc.[2]	1,200,000	3,948
Sharper Image Corp.[1,2]	950,000	3,923
Nien Hsing Textile Co., Ltd.	3,000,000	2,115
Triarc Companies, Inc., Class A	160,200	1,969
Fisher & Paykel Appliances Holdings Ltd.	536,064	1,443
Handsome Co. Ltd.	61,580	942
Hi-Lex Corp.	3,200	49
		4,787,604

INDUSTRIALS — 17.79%
Samsung Engineering Co., Ltd.[1]	2,437,640	327,754
Container Corp. of India Ltd.	2,891,794	153,560
Murray & Roberts Holdings Ltd.	11,545,000	151,340
BayWa AG1	1,892,790	108,647
MSC Industrial Direct Co., Inc., Class A	2,125,000	107,504
Klöckner & Co AG	1,372,000	94,837
Aalberts Industries NV	3,971,000	94,686
JetBlue Airways Corp.[1,2]	9,950,000	91,739
Downer EDI Ltd.	15,773,919	87,557
KBR, Inc.[2]	2,248,000	87,155
A-TEC Industries AG1	436,800	83,409
Boart Longyear Ltd.[2,4]	33,000,000	69,641
Boart Longyear Ltd.[2]	4,730,926	9,984
GS Engineering & Construction Corp.	448,627	77,975
TaeWoong Co., Ltd.	635,000	75,523
Michael Page International PLC	8,771,190	73,958
Actuant Corp., Class A	1,125,000	73,091
Samsung Techwin Co., Ltd.	932,660	71,061
Corrections Corporation of America[2]	2,650,000	69,351
Mine Safety Appliances Co.	1,428,200	67,283
Daelim Industrial Co., Ltd.	357,820	66,299
LS Industrial Systems Co., Ltd.	917,338	65,481
Danieli & C. Officine Meccaniche SpA[1]	2,592,500	64,700
Pyeong San Co., Ltd.[1]	1,220,032	64,282
UAP Holding Corp.	2,020,300	63,357
Singapore Post Private Ltd.	76,571,664	62,903
Koninklijke BAM Groep NV	2,315,000	61,704
Genesis Lease Ltd. (ADR)[1]	2,415,000	60,085
Hyundai Mipo Dockyard Co., Ltd.	174,370	60,042
TK Corp.[1]	1,580,000	57,514
Watsco, Inc.	1,133,400	52,624
Michaniki SA1	4,314,400	40,977
Michaniki SA, preference shares[1]	1,626,276	11,364
GfK AG	1,280,500	51,789
IVRCL Infrastructures & Projects Ltd.	4,840,000	51,714
ELLINIKI TECHNODOMIKI TEB SA	3,810,000	50,966
Chart Industries, Inc.[1,2]	1,555,274	50,018
IJM Corp. Bhd.	20,840,000	48,657
United Stationers Inc.[2]	868,700	48,230
Hopewell Holdings Ltd.	9,750,000	46,552
Shenzhen Expressway Co. Ltd., Class H	42,916,000	44,571
Northgate PLC	2,230,000	42,165
MISUMI Group Inc.	2,462,000	41,831
Bradken Ltd.	4,389,221	41,332
Graco Inc.	1,000,000	39,110
Acuity Brands, Inc.	727,000	36,699
Emeco Holdings Ltd.	28,710,000	36,531
Grontmij NV, depository receipts	790,000	36,052
ChoicePoint Inc.[2]	950,000	36,024
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	659,300	35,998
ALL – América Latina Logística, units	2,500,000	35,656
Wilh. Wilhelmsen ASA, Class A	799,600	35,070
Dore Holdings Ltd.[1]	78,934,000	33,624
Continental Airlines, Inc., Class B2	1,000,000	33,030
Kaba Holding AG2	107,000	32,265
Altra Holdings, Inc.[1,2]	1,905,548	31,765
Pentair, Inc.	950,000	31,521
URS Corp.[2]	550,000	31,048
Hyunjin Materials Co., Ltd.	622,100	30,874
JVM Co., Ltd.[1]	506,000	29,814
Delachaux SA	304,000	28,691
Goodpack Ltd.	19,678,000	27,693
Jain Irrigation Systems Ltd.	2,008,662	27,650
Beacon Roofing Supply, Inc.[1,2]	2,695,400	27,547
G&K Services, Inc., Class A	650,000	26,130
Corporate Executive Board Co.	350,000	25,984
Trakya Cam Sanayii AS	6,873,293	25,795
TransDigm Group Inc.[2]	550,000	25,141
Uponor Oyj	790,000	24,526
AirAsia Bhd.[2]	45,143,800	24,262
Kingspan Group PLC	1,020,000	22,401
Federal Signal Corp.	1,425,000	21,888
KCC Corp.	35,800	21,876
EnerSys[2]	1,200,000	21,324
Aboitiz Equity Ventures, Inc.	134,250,000	20,814
Cpl Resources PLC[1]	2,784,000	20,447
Chen Hsong Holdings Ltd.	26,778,000	19,747
InnerWorkings, Inc.[2]	1,100,000	18,953
Georg Fischer Ltd[2]	25,850	17,800
Halla Engineering & Construction Corp.[1]	626,000	16,697
AeroVironment, Inc.[2]	719,650	16,559
Kelly Services, Inc., Class A	800,000	15,848
Permasteelisa SpA	615,000	15,826
Ballast Nedam NV, depository receipts	337,495	15,527
I. Kloukinas - I. Lappas SA	1,080,000	15,063
Havell’s India Ltd.	1,150,335	14,638
American Reprographics Co.[2]	780,000	14,602
Grupo Aeroportuario del Centro Norte, SAB de CV, Series B (ADR)	500,000	14,400
Hubbell Inc., Class B	250,000	14,280
Santos-Brasil SA, units	1,000,000	14,098
Melco International Development Ltd.	7,500,000	14,015
Hong Kong Aircraft Engineering Co. Ltd.	600,000	13,582
Intertek Group PLC	700,000	13,550
Krones AG	165,000	13,347
Rollins, Inc.	500,000	13,345
Aker American Shipping ASA[2]	544,600	12,827
Curtiss-Wright Corp.	268,600	12,759
Spirax-Sarco Engineering PLC	605,000	12,627
Nexans SA	75,000	12,338
PRONEXUS INC.	1,627,000	12,220
Herman Miller, Inc.	437,500	11,874
Gehl Co.[2]	500,000	11,165
Max India Ltd.[2]	1,795,000	11,012
Houston Wire & Cable Co.	600,000	10,866
Briggs & Stratton Corp.	425,000	10,702
Norfolk Group Ltd.[1,2]	6,500,000	10,605
G-Shank Enterprise Co., Ltd.	5,884,320	10,459
Prosegur Compañía de Seguridad, SA	282,000	10,255
Geberit AG	74,000	9,682
Latécoère SA	323,626	9,369
Taiwan Secom Co., Ltd.	5,515,900	9,128
Wabash National Corp.	800,000	9,032
Vedior NV	385,000	8,472
Korea Electric Terminal Co., Ltd.	350,000	8,264
BELIMO Holding AG	6,300	7,556
Grafton Group PLC, units	575,000	6,440
NEPES Corp.[2]	701,634	6,381
Heijmans NV, depository receipts	135,000	6,236
Ansaldo STS SpA[2]	390,000	5,444
Silitech Technology Corp.	269,383	1,346
Imagelinx PLC[1,2]	21,385,714	721
ZOOTS[1,2,3,4]	25,173	234
		4,692,353

INFORMATION TECHNOLOGY — 11.60%
Kingboard Chemical Holdings Ltd.[1]	49,934,200	318,101
Novell, Inc.[1,2]	17,978,000	137,352
Tripod Technology Corp.[1]	28,477,108	116,073
NAVTEQ Corp.[2]	1,400,000	109,158
SEEK Ltd.	12,276,012	99,164
CNET Networks, Inc.[1,2]	10,655,000	79,380
Venture Corp. Ltd.	5,969,600	66,324
Mentor Graphics Corp.[2]	4,315,500	65,164
Cree, Inc.[2]	1,950,000	60,645
SINA Corp.[2]	1,248,200	59,726
SkillSoft PLC (ADR)[1,2]	6,450,000	57,986
Diebold, Inc.	1,130,300	51,338
NCsoft Corp.[2]	577,000	51,216
TradeDoubler AB1	1,820,000	51,182
Echelon Corp.[1,2]	2,000,000	50,020
Konami Corp.	1,832,400	49,973
Fairchild Semiconductor International, Inc.[2]	2,665,000	49,782
Kingboard Laminates Holdings Ltd.	54,686,236	48,772
SRA International, Inc., Class A2	1,500,000	42,120
Xchanging PLC[2]	7,293,160	41,891
Net 1 UEPS Technologies, Inc.[2]	1,532,000	41,624
Unisteel Technology Ltd.[1]	28,607,000	41,415
Applied Micro Circuits Corp.[2]	12,525,000	39,579
Gartner, Inc.[2]	1,600,000	39,136
SFA Engineering Corp.[1]	592,140	35,213
Wacom Co., Ltd.	16,844	34,930
ASM Pacific Technology Ltd.	3,840,000	33,976
MoneyGram International, Inc.	1,500,000	33,885
Semtech Corp.[2]	1,650,000	33,792
MacDonald, Dettwiler and Associates Ltd.[2]	700,000	32,151
Hutchinson Technology Inc.[2]	1,286,035	31,636
Internet Capital Group, Inc.[1,2]	2,600,000	31,200
Veeco Instruments Inc.[1,2]	1,598,523	30,979
Heartland Payment Systems, Inc.	1,200,000	30,840
Red Hat, Inc.[2]	1,550,000	30,799
Vishay Intertechnology, Inc.[2]	2,350,000	30,621
Littelfuse, Inc.[2]	850,000	30,337
austriamicrosystems AG, non-registered shares[1,2]	575,000	30,232
Tessera Technologies, Inc.[2]	800,000	30,000
Arm Holdings PLC	9,395,000	29,575
Hana Microelectronics PCL	40,425,000	29,014
Solera Holdings, Inc.[2]	1,556,800	28,007
Varian Semiconductor Equipment Associates, Inc.[2]	487,500	26,091
Spansion Inc., Class A2	3,074,500	25,980
Digital River, Inc.[2]	580,000	25,955
National Instruments Corp.	725,000	24,889
Rogers Corp.[2]	600,000	24,714
Orbotech Ltd.[2]	1,128,317	23,729
Compal Electronics, Inc.	20,100,000	22,730
InfoSpace.com, Inc.[2]	1,294,100	22,724
Euronet Worldwide, Inc.[2]	552,400	16,445
Euronet Worldwide, Inc.[2,4]	200,000	5,954
TIBCO Software Inc.[2]	2,862,500	21,154
Infotech Enterprises Ltd.[1]	3,000,000	20,236
Verifone Holdings, Inc.[2]	425,000	18,840
Wintek Corp.	13,917,273	18,596
Chicony Electronics Co., Ltd.	8,338,850	18,375
McAfee, Inc.[2]	500,000	17,435
Sanmina-SCI Corp.[2]	8,000,000	16,960
CDNetworks Co., Ltd.[1,2]	685,615	16,114
i2 Technologies, Inc.[2]	1,001,500	15,273
SupportSoft, Inc.[1,2]	2,554,400	14,918
Integrated Device Technology, Inc.[2]	960,000	14,861
LoopNet, Inc.[2]	722,300	14,836
Stratasys, Inc.[2]	532,000	14,662
DTS, Inc.[2]	482,300	14,647
Wistron Corp.	8,081,737	14,613
SEZ Holding AG, Class A	612,000	14,248
ORBCOMM Inc.[2]	1,881,838	14,170
Cogent, Inc.[2]	900,000	14,112
Celestica Inc.[2]	2,250,000	13,747
Funcom NV2	2,628,750	12,675
Advantech Co., Ltd.	4,165,314	12,344
Ono Sokki Co., Ltd.[1]	1,609,000	12,015
THQ Inc.[2]	470,000	11,741
Simmtech Co., Ltd.	1,020,000	11,484
Chartered Semiconductor Manufacturing Ltd[2]	15,021,000	11,025
Intermec, Inc.[2]	400,000	10,448
Vaisala Oyj, Class A	172,987	9,954
Renishaw PLC	725,474	9,876
Spark Networks Inc.[1,2]	2,392,200	9,425
PMC-Sierra, Inc.[2]	1,100,000	9,229
Techwell, Inc.[2]	825,000	8,761
Sanken Electric Co., Ltd.	1,625,000	7,971
O2Micro International Ltd. (ADR)[2]	500,000	7,735
Taiflex Scientific Co., Ltd.	4,792,854	7,491
Coretronic Corp.	3,723,000	5,728
Ichia Technologies, Inc.	6,427,974	5,339
Redline Communications Inc.[1,2]	3,150,000	5,293
livedoor holdings Co., Ltd.[2,3]	75,320	5,250
PDF Solutions, Inc.[2]	500,000	4,940
Advanced Semiconductor Manufacturing Corp. Ltd., Class H2	67,744,000	4,621
Oakton Ltd.	740,000	4,455
Phoenix PDE Co., Ltd.[1]	1,500,000	3,788
Marchex, Inc., Class B	250,000	2,377
KEC Holdings Co. Ltd.[2]	781,249	2,020
DK UIL Co., Ltd.[2]	140,000	1,139
Avid Technology, Inc.[2]	33,400	904
Infoteria Corp.[2,3]	2,577	678
Orbiscom Ltd.[2,3,4]	3,905,874	156
PixelFusion PLC[2,3,4]	2,300,000	82
KEC Corp.[2]	20,000	28
MMC AS2,3,4	4,150,000	—
		3,060,288

FINANCIALS — 11.04%
Pusan Bank[1]	11,726,500	215,353
Daegu Bank, Ltd.[1]	10,570,000	195,848
Indiabulls Real Estate Ltd.[2]	8,069,292	139,427
Kotak Mahindra Bank Ltd.	5,493,262	127,765
Orco Property Group SA1	710,454	107,437
HDFC Bank Ltd.	2,835,000	102,646
Dolphin Capital Investors Ltd.[1,2]	32,021,860	93,491
Indiabulls Financial Services Ltd.	6,193,648	93,436
MCB Bank Ltd.	13,099,742	71,984
Greek Postal Savings Bank SA	3,136,144	68,876
Banco Sofisa SA, preferred nominative[2]	7,680,600	66,313
Challenger Financial Services Group Ltd.	11,576,353	63,642
Jammu and Kashmir Bank Ltd.[1]	3,149,500	62,164
National Bank of Pakistan	13,437,060	54,103
Downey Financial Corp.	875,000	50,575
Unitech Corporate Parks PLC[1,2]	23,399,700	49,027
Central Pattana PCL	56,461,000	45,712
Banco de Oro-EPCI, Inc.	34,600,000	45,214
Union Bank of the Philippines[1]	35,823,500	43,639
Globe Trade Center SA2	2,350,000	42,216
Bank of Georgia (GDR)[2]	1,161,850	41,827
Banco Macro SA, Class B (ADR)	1,365,800	40,168
Topdanmark A/S2	235,700	38,784
IndyMac Bancorp, Inc.	1,635,000	38,602
Azimut Holding SpA	2,390,000	36,811
Interhyp AG1	454,850	34,379
Ascendas Real Estate Investment Trust	18,336,550	33,707
China Banking Corp.[2]	1,713,750	33,402
First Pacific Co. Ltd.	44,300,000	33,067
JSE Ltd.	2,745,000	32,035
Mercury General Corp.	582,724	31,426
BOK Financial Corp.	600,000	30,846
Northwest Bancorp, Inc.	1,080,000	30,737
Hyundai Securities Co., Ltd.	1,305,000	30,457
Cathay Real Estate Development Co. Ltd.	56,037,000	27,735
Oslo Børs Holding ASA	1,002,335	26,582
Paraná Banco SA, preferred nominative[2]	3,454,720	24,523
Daishin Securities Co., Ltd.	732,000	24,245
eHealth, Inc.[2]	866,400	23,999
East West Bancorp, Inc.	661,628	23,792
Gruppo MutuiOnline SpA[1,2]	3,160,000	23,280
Eastern Property Holdings Ltd.[1]	219,978	23,098
Federal Agricultural Mortgage Corp., Class C	777,000	22,813
Banco Cruzeiro do Sol SA, preferred nominative	2,631,100	22,717
Banco Daycoval SA, preferred nominative[2]	2,314,300	22,574
AEON Mall Co., Ltd.	706,800	21,616
Wilmington Trust Corp.	500,000	19,450
Hung Poo Real Estate Development Corp.[1]	19,101,120	18,908
Russian Real Estate Investment Co. AB, Series B2	419,840	17,939
Brascan Residential Properties SA, ordinary nominative	2,364,000	17,827
P/F Føroya Banki[2]	398,850	17,552
Solomon Mutual Savings Bank[1]	1,062,023	16,718
PT Bank Niaga Tbk	169,092,000	16,095
Union Bank of India	3,750,000	15,449
Banner Corp.	448,100	15,410
Megaworld Corp.	198,860,000	15,195
Robinsons Land Corp., Class B	41,188,300	15,052
First Community Bancorp	250,000	13,678
AmericanWest Bancorporation	687,200	13,476
CastlePoint Holdings, Ltd.	1,070,200	12,307
Verwaltungs- und Privat-Bank AG	50,000	12,113
Amata Corp. PCL	26,800,000	12,041
SpareBank 1 SR-Bank	380,000	11,628
Kiatnakin Bank PCL	12,200,000	10,945
Centennial Bank Holdings, Inc.[2]	1,661,700	10,635
City National Corp.	150,000	10,427
Naim Cendera Holdings Bhd.	6,000,000	10,308
Conseco, Inc.[2]	600,000	9,600
TICON Property Fund[1]	30,400,000	9,579
Cyrela Commercial Properties SA, ordinary nominative[2]	7,271,000	9,258
Sparebanken Midt-Norge	700,227	9,090
VastNed Retail NV	97,000	7,809
First Niagara Financial Group, Inc.	550,000	7,783
Sumitomo Real Estate Sales Co., Ltd.	100,000	7,772
St. Joe Co.	197,420	6,635
TICON Industrial Connection PCL	11,298,800	6,527
CapitaCommercial Trust Management Ltd.	3,317,000	6,343
Eurobancshares, Inc.[2]	800,000	6,160
Home Federal Bancorp, Inc.	380,000	5,058
Public Financial Holdings Ltd.	5,205,000	3,477
Heritage Financial Corp.	79,509	1,753
		2,912,087

HEALTH CARE — 10.24%
Kyphon Inc.[2]	1,841,300	128,891
Beckman Coulter, Inc.	1,575,000	116,172
Medicis Pharmaceutical Corp., Class A1	3,545,000	108,158
ResMed Inc[2]	1,692,000	72,536
ResMed Inc (CDI)[2]	1,500,000	6,517
ArthroCare Corp.[1,2]	1,394,000	77,911
Grifols, SA	3,387,600	77,780
Gerresheimer AG, non-registered shares[2]	1,435,000	77,765
Integra LifeSciences Holdings Corp.[1,2]	1,578,000	76,659
China Medical Technologies, Inc. (ADR)[1]	1,686,606	72,170
Sirona Dental Systems, Inc.[2]	2,019,951	72,052
Cochlear Ltd.	918,610	63,501
American Medical Systems Holdings, Inc.[1,2]	3,725,000	63,139
FoxHollow Technologies, Inc.[1,2]	2,176,400	57,457
Mentor Corp.	1,223,300	56,333
Laboratorios Almirall, SA2	2,435,000	53,164
Rhön-Klinikum AG	1,410,400	45,155
Vital Signs, Inc.[1]	859,690	44,824
Insulet Corp.[1,2]	2,012,680	43,776
Hikma Pharmaceuticals PLC	5,069,153	43,520
Exelixis, Inc.[2]	4,075,000	43,154
BioMarin Pharmaceutical Inc.[2]	1,725,901	42,975
Apollo Hospitals Enterprise Ltd.[1]	3,275,000	40,089
Volcano Corp.[1,2]	2,436,800	40,061
NuVasive, Inc.[2]	1,034,561	37,172
Respironics, Inc.[2]	760,600	36,532
Greatbatch, Inc.[1,2]	1,359,700	36,154
Applera Corp., Celera group[2]	2,537,000	35,670
Haemonetics Corp.[2]	721,000	35,632
STERIS Corp.	1,250,000	34,162
Intuitive Surgical, Inc.[2]	141,934	32,645
DiaSorin SpA[2]	1,754,300	31,823
Valeant Pharmaceuticals International[2]	2,050,000	31,734
Fisher & Paykel Healthcare Corp. Ltd.	12,600,000	31,443
I-Flow Corp.[1,2]	1,658,800	30,837
Arpida Ltd.[1,2]	1,231,509	30,682
Adams Respiratory Therapeutics, Inc.[2]	787,410	30,347
Ipca Laboratories Ltd.[1]	1,794,000	29,871
AMAG Pharmaceuticals, Inc.[2]	500,000	28,600
Nakanishi Inc.	219,800	28,325
Bumrungrad Hospital PCL	20,655,300	26,968
United Laboratories International Holdings Ltd.[2]	36,000,000	26,733
Amplifon SpA	3,325,980	26,348
Varian, Inc.[2]	400,000	25,444
A&D Pharma Holdings NV (GDR)	958,000	24,592
Cardiome Pharma Corp.[2]	2,550,000	24,072
Invacare Corp.	935,000	21,860
ev3 Inc.[2]	1,295,000	21,264
Vital Images, Inc.[1,2]	1,023,000	19,969
Alexion Pharmaceuticals, Inc.[2]	300,000	19,545
AngioDynamics, Inc.[2]	1,022,000	19,265
Hythiam, Inc.[1,2]	2,475,000	18,414
Eclipsys Corp.[2]	775,000	18,073
Gentium SpA (ADR)[1,2,4]	750,000	17,227
MGI PHARMA, Inc.[2]	600,000	16,668
United Therapeutics Corp.[2]	250,000	16,635
ICU Medical, Inc.[2]	401,200	15,546
Top Glove Corp. Bhd.	8,220,500	15,210
EGIS NYRT	107,000	14,006
Array BioPharma Inc.[2]	1,237,000	13,891
Tecan Group Ltd.	215,586	13,891
Acorda Therapeutics, Inc.[2]	742,600	13,627
Northstar Neuroscience, Inc.[2]	1,215,500	13,565
Kendle International Inc.[2]	325,000	13,497
Kensey Nash Corp.[2]	500,000	13,055
Theravance, Inc.[2]	500,000	13,045
Biosensors International Group, Ltd.[2]	27,650,000	13,033
Senomyx, Inc.[2]	1,024,400	12,549
Recordati SpA	1,300,000	12,291
Advanced Medical Optics, Inc.[2]	400,000	12,236
LifeCycle Pharma A/S2	1,300,000	11,691
Allscripts Healthcare Solutions, Inc.[2]	425,000	11,488
Introgen Therapeutics, Inc.[1,2]	2,677,100	11,163
Vical Inc.[1,2]	2,250,279	11,004
IDEXX Laboratories, Inc.[2]	100,000	10,959
Sigma Pharmaceuticals Ltd.	7,500,000	9,743
Tong Ren Tang Technologies Co., Ltd., Class H	3,090,000	6,999
Dade Behring Holdings, Inc.	87,500	6,681
ZymoGenetics, Inc.[2]	500,000	6,525
BIOLASE Technology, Inc.[2]	800,000	5,472
MWI Veterinary Supply, Inc.[2]	125,000	4,719
Apria Healthcare Group Inc.[2]	180,000	4,682
Krka, dd, Novo mesto	27,820	4,576
Vision-Sciences, Inc.[1,2]	2,096,733	4,256
Cytokinetics, Inc.[2]	676,500	3,464
Labopharm Inc.[2]	2,000,000	3,380
Arcadia Resources, Inc.[2,4]	3,749,999	3,112
SonoSite, Inc.[2]	93,819	2,863
Allied Medical Ltd.[2,3]	147,030	34
		2,700,718

MATERIALS — 5.90%
Inmet Mining Corp.	1,700,000	$ 170,805
Cleveland-Cliffs Inc	1,855,000	163,184
Sino-Forest Corp.[2]	5,440,000	123,178
Dongkuk Steel Mill Co., Ltd.	2,245,000	118,532
Major Drilling Group International Inc.[1,2]	1,637,500	87,549
AMG Advanced Metallurgical Group NV1,2	1,456,000	79,526
Croda International PLC	3,565,000	46,638
AptarGroup, Inc.	1,200,000	45,444
Taiwan Cement Corp.	27,023,326	44,224
Kenmare Resources PLC[1,2]	39,316,000	43,197
Peter Hambro Mining PLC[2]	1,690,000	42,767
Kemira Oyj	1,705,000	39,828
Symrise AG2	1,210,000	32,096
Asian Paints Ltd.	1,270,200	31,662
SSCP Co., Ltd.[2]	890,000	29,187
Yamana Gold Inc.	2,400,000	28,405
Lynas Corp. Ltd.[2]	24,621,611	28,054
Minerals Technologies Inc.	380,000	25,460
Eastern Platinum Ltd.[2]	8,061,700	18,351
Eastern Platinum Ltd.[2,4]	2,500,000	5,691
Nikanor PLC[2]	2,112,945	22,675
Banro Corp.[2,4]	1,744,600	21,966
Central African Mining & Exploration Co. PLC[2]	39,546,569	21,220
Mineral Deposits Ltd.[2]	16,220,000	21,213
Cementerie del Tirreno S.p.A.	2,058,948	20,818
James Hardie Industries NV	3,000,000	18,967
Samling Global Ltd.[2]	53,410,000	17,665
Gem Diamonds Ltd.[2]	800,000	17,334
Macarthur Coal Ltd.	2,870,000	17,305
PT Semen Gresik	27,150,000	15,743
European Minerals Corp. (GBP denominated)[2]	6,880,000	10,266
European Minerals Corp.[2]	3,300,000	4,986
PT Indocement Tunggal Prakarsa Tbk	21,125,000	14,099
Shree Cement Ltd.	350,000	13,446
Peak Gold Ltd.[2,4]	12,500,000	8,813
Peak Gold Ltd.[2]	6,000,000	4,230
European Goldfields Ltd.[2]	1,996,000	11,873
Oxus Gold PLC[2]	10,915,000	11,658
Nihon Parkerizing Co., Ltd.	925,000	11,017
Ta Ann Holdings Bhd.	4,300,000	9,661
Oriel Resources PLC[2,4]	7,787,500	9,233
Hung Hing Printing Group Ltd.	17,199,000	8,987
Valspar Corp.	300,000	8,163
Zoloto Resources Ltd.[1,2,3]	5,425,000	7,938
Bowater Inc.	500,000	7,460
Mwana Africa PLC[2,4]	5,980,000	6,479
Gammon Gold Inc.[2]	539,200	6,447
Energem Resources Inc.[1,2]	8,002,500	3,224
Energem Resources Inc.[1,2,4]	2,200,000	886
		1,557,550

ENERGY — 5.81%
OPTI Canada Inc.[1,2]	12,051,600	226,028
OPTI Canada Inc.[1,2,4]	420,000	7,877
Quicksilver Resources Inc.[2]	3,820,750	179,766
Oilexco Inc.[2]	6,808,600	98,686
Oilexco Inc. (GBP denominated)[2,4]	2,900,000	42,029
Oilexco Inc.[2,4]	520,000	7,537
Banpu PCL	8,391,400	85,199
Banpu PCL, nonvoting depositary receipt	1,240,000	12,590
Oceaneering International, Inc.[2]	1,000,000	75,800
First Calgary Petroleums Ltd.[1,2]	9,048,000	44,018
First Calgary Petroleums Ltd. (GBP denominated)[1,2]	4,800,000	23,058
WorleyParsons Ltd.	1,705,556	64,137
Denison Mines Corp.[2]	5,500,000	61,770
Denbury Resources Inc.[2]	1,270,000	56,756
Delta Petroleum Corp.[2]	2,625,000	47,119
Paladin Resources Ltd (CAD denominated)[2]	6,000,000	41,580
Paladin Resources Ltd[2]	718,074	4,928
Bill Barrett Corp.[2]	1,155,000	45,519
FMC Technologies, Inc.[2]	700,000	40,362
Expro International Group PLC	2,000,000	40,187
BA Energy Inc.[1,2,3,4]	5,661,692	39,919
Warren Resources, Inc.[2]	2,750,000	34,485
Wellstream Holdings PLC[2]	1,957,562	32,632
Synenco Energy Inc., Class A1,2	2,050,000	23,189
Synenco Energy Inc., Class A1,2,4	800,000	9,049
Concho Resources Inc.[2]	2,161,240	32,008
Uranium One Inc.[2]	2,250,000	29,802
Regal Petroleum PLC[1,2]	7,817,000	29,481
Centennial Coal Co. Ltd.	5,927,391	19,604
China Oilfield Services Ltd., Class H	7,730,000	17,807
Core Laboratories NV2	100,000	12,739
VeraSun Energy Corp.[2]	1,060,000	11,660
Sterling Energy PLC[2]	37,700,000	8,862
Bankers Petroleum Ltd.[2]	13,703,800	6,695
Bankers Petroleum Ltd.[2,4]	2,200,000	1,075
Petro Rubiales Energy Corp.[2,3,4]	8,000,000	5,825
Mart Resources, Inc.[2,4]	6,459,375	2,863
Mart Resources, Inc.[2,3,4]	6,000,000	2,390
High Arctic Energy Services Inc.	1,923,000	3,506
Verenium Corp.[2]	592,472	3,128
Caspian Energy Inc. (GBP denominated)[1,2]	3,450,000	1,552
Caspian Energy Inc.[1,2]	2,450,000	1,085
		1,534,302

CONSUMER STAPLES — 3.10%
Lindt & Sprüngli AG, participation certificate	19,166	66,669
Lindt & Sprüngli AG	1,694	64,209
China Mengniu Dairy Co.	15,398,000	67,079
Coca-Cola Icecek AS, Class C	7,623,603	63,931
Olam International Ltd.	28,265,000	59,762
Bare Escentuals, Inc.[2]	2,124,300	52,831
AMOREPACIFIC Corp.	67,864	50,668
Fresh Del Monte Produce Inc.	1,732,500	49,809
Andersons, Inc.[1]	1,000,000	48,020
Hain Celestial Group, Inc.[2]	1,380,000	44,339
Anadolu Efes Biracilik ve Malt Sanayii AS	3,587,982	37,536
Poslovni sistem Mercator, dd	69,933	36,899
BJ’s Wholesale Club, Inc.[2]	948,000	31,436
Hite Brewery Co., Ltd.	210,000	29,383
IAWS Group PLC	952,000	21,166
Universal Robina Corp.	51,235,000	18,440
China Milk Products Group Ltd.	19,600,000	17,157
Central Garden & Pet Co., Class A2	1,250,000	11,225
PT Astra Agro Lestari Tbk	7,950,000	14,613
Massmart Holdings Limited	1,120,000	13,623
Emmi AG	95,800	13,415
Green Mountain Coffee Roasters, Inc.[2]	149,346	4,957
		817,167

TELECOMMUNICATION SERVICES — 1.70%
Time Warner Telecom Inc., Class A2	4,100,000	90,077
LG Telecom Ltd.[2]	6,370,000	64,201
Manitoba Telecom Services Inc.	1,070,000	52,163
NTELOS Holdings Corp.	1,604,175	47,259
NeuStar, Inc., Class A2	1,125,040	38,578
Partner Communications Co. Ltd.[3]	2,035,000	34,006
Partner Communications Co. Ltd. (ADR)	125,000	2,070
Telemig Celular Participações SA, preferred nominative	524,843	15,389
Telemig Celular Participações SA, preferred nominative (ADR)	163,000	9,552
Total Access Communication PCL[2]	17,046,000	22,842
True Corp. PCL[2]	107,000,000	20,916
DiGi.Com Bhd.	2,927,500	18,485
GLOBE TELECOM, Inc.	526,867	17,154
QSC AG2	1,969,863	10,450
Unwired Group Ltd.[2]	12,400,000	5,278
		448,420

UTILITIES — 1.61%
Xinao Gas Holdings Ltd.[1]	56,438,000	115,196
GVK Power & Infrastructure Ltd.[1]	3,357,464	55,646
First Gen Corp.	29,779,000	41,882
Glow Energy PCL	37,970,000	38,773
CESC Ltd.	2,559,000	31,615
PNOC Energy Development Corp.	208,263,000	29,521
Northumbrian Water Group PLC	3,425,000	23,856
Electricity Generating PCL	6,535,500	22,119
AES Tietê SA, preferred nominative	600,000,000	20,918
Tata Power Co. Ltd.	579,151	12,478
Energen Corp.	200,000	11,424
Manila Water Co., Inc.	35,000,000	10,853
Ratchaburi Electricity Generating Holding PCL	7,560,000	10,422
		424,703

MISCELLANEOUS — 5.00%
Other common stocks in initial period of acquisition		1,318,553

Total common stocks (cost: $16,654,218,000)		24,253,745

Preferred stocks — 0.06%	Shares	Market value (000)

CONSUMER DISCRETIONARY — 0.06%
HUGO BOSS AG	215,000	$14,586

Total preferred stocks (cost: $8,833,000)		14,586

Rights & warrants — 0.07%

MATERIALS — 0.05%
Kenmare Resources PLC, warrants, expire 2009[1,2]	5,775,000	4,101
European Minerals Corp., warrants, expire 2010[2]	3,440,000	2,460
European Minerals Corp., warrants, expire 2011[2]	1,650,000	1,163
Eastern Platinum Ltd., warrants, expire 2009[2]	1,750,000	1,675
Eastern Platinum Ltd., warrants, expire 2008[2]	2,043,750	1,606
Peak Gold Ltd., warrants, expire 2012[2,4]	6,250,000	1,826
Oriel Resources PLC, warrants, expire 2010[2,4]	2,500,000	1,022
Energem Resources Inc., warrants, expire 2009[1,2,3,4]	2,200,000	207
Energem Resources Inc., warrants, expire 2008[1,2,3]	1,200,000	4
		14,064

ENERGY — 0.01%
OPTI Canada Inc., warrants, expire 2008[1,2,3,4]	105,000	1,206
Petro Rubiales Energy Corp., warrants, expire 2012[2,3,4]	4,000,000	930
Bankers Petroleum Ltd., warrants, expire 2012[2,4]	1,100,000	172
Mart Resources, Inc., warrants, expire 2008[2,3,4]	3,229,687	91
		2,399

HEALTH CARE — 0.01%
Gentium SpA (ADR), warrants, expire 2011[1,2,3,4]	90,000	1,001

FINANCIALS — 0.00%
TICON Property Fund, rights, expire 2007[1,2,3]	6,175,000	27
TICON Property Fund, rights, expire 2007[1,2,3]	1,425,000	6
		33

MISCELLANEOUS — 0.00%
Other rights & warrants in initial period of acquisition		1,250

Total rights & warrants (cost: $3,150,000)		18,747

Convertible securities — 0.08%	Shares or principal amount

INFORMATION TECHNOLOGY — 0.04%
Fluidigm Corp., Series E, convertible preferred[2,3,4]	2,225,000	8,900
HowStuffWorks Inc., Series B, convertible preferred[2,3,4]	39,333	3,041
Socratic Technologies, Inc., Series A, convertible preferred[2,3,4]	375,000	—
		11,941

CONSUMER DISCRETIONARY — 0.03%
Spot Runner, Inc., Series C, convertible preferred[2,3,4]	1,626,016	$ 7,577

TELECOMMUNICATION SERVICES — 0.01%
Time Warner Telecom Inc. 2.375% convertible debentures 2026	$1,600,000	2,150

Total convertible securities (cost: $21,416,000)		21,668

Bonds & notes — 0.06%	Principal amount (000)

CONSUMER DISCRETIONARY — 0.06%
XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc. 9.75% 2014	16,600	16,725

Total bonds & notes (cost: $15,703,000)		16,725

Short-term securities — 7.78%

Federal Home Loan Bank 4.71%–5.13% due 10/5–12/14/2007	246,847	245,715
AstraZeneca PLC 4.90%–5.49% due 10/12–12/4/2007[5]	112,600	112,026
Nestlé Capital Corp. 5.26%–5.30% due 10/16–10/26/2007[5]	105,500	105,148
Freddie Mac 4.83%–5.115% due 10/19–11/5/2007	99,900	99,481
American Honda Finance Corp. 5.23%–5.26% due 10/3–11/28/2007	85,550	85,060
Unilever Capital Corp. 5.25% due 11/20–12/3/2007[5]	85,200	84,501
Depfa Bank PLC 5.24% due 10/23/2007[5]	77,800	77,536
ING (U.S.) Funding LLC 5.24% due 10/4/2007	51,800	51,771
Mont Blanc Capital Corp. 5.20% due 11/15/2007[5]	12,900	12,814
UBS Finance (Delaware) LLC 4.75%–5.36% due 10/1–11/19/2007	64,700	64,257
Total Capital SA 5.25%–5.43% due 10/1–11/16/2007[5]	61,200	60,944
Société Générale North America, Inc. 5.80% due 10/1/2007	39,000	38,994
Barton Capital LLC 5.17% due 10/17/2007[5]	20,000	19,951
Statoil ASA 5.05%–5.13% due 11/15–11/19/2007[5]	55,000	54,609
BASF AG 5.25%–5.30% due 10/4/2007[5]	53,496	53,465
Stadshypotek Delaware Inc. 5.24% due 10/15/2007[5]	52,000	51,885
Barclays U.S. Funding Corp. 5.47% due 10/29/2007	51,800	51,576
Allied Irish Banks N.A. Inc. 5.24% due 10/19/2007[5]	50,000	49,863
Toyota Credit de Puerto Rico Corp. 5.24% due 10/17/2007	25,000	24,939
Toyota Motor Credit Corp. 4.75% due 12/4/2007	25,000	24,766
Royal Bank of Scotland PLC 5.535% due 11/15/2007	50,000	49,653
Swedish Export Credit Corp. 5.35% due 10/15/2007	47,700	47,594
Liberty Street Funding Corp. 6.30% due 10/2/2007[5]	42,300	42,285
Old Line Funding, LLC 5.20% due 10/22/2007[5]	20,600	20,535
Thunder Bay Funding, LLC 5.65% due 10/18/2007[5]	20,000	19,943
DaimlerChrysler Revolving Auto Conduit LLC 6.25% due 10/16/2007	25,000	24,930
DaimlerChrysler Revolving Auto Conduit LLC II 5.60% due 10/23/2007	15,000	14,946
General Electric Capital Corp. 5.24% due 12/12/2007	32,900	32,554
Danske Corp. 5.63% due 10/11/2007[5]	31,600	31,546
Jupiter Securitization Co., LLC 6.30% due 10/16/2007[5]	31,500	31,412
Swedbank Mortgage AB 5.10% due 10/4–11/21/2007	27,800	27,613
Fannie Mae 5.145% due 11/7/2007	26,900	26,764
Variable Funding Capital Corp. 6.10% due 10/4/2007[5]	25,900	25,882
KfW International Finance Inc. 5.20% due 10/15/2007[5]	25,000	24,946
National Australia Funding (Delaware) Inc. 5.34% due 10/17/2007[5]	25,000	24,937
Electricité de France 5.30% due 11/7/2007	25,000	24,853
Shell International Finance BV 4.74% due 11/27/2007[5]	25,000	24,809
Toronto-Dominion Holdings USA Inc. 5.085% due 11/30/2007[5]	25,000	24,781
Westpac Banking Corp. 5.54% due 12/13/2007[5]	25,000	24,734
BMW U.S. Capital LLC 4.95% due 10/18/2007[5]	22,400	22,345
Bank of Ireland 5.27% due 10/11/2007[5]	21,300	21,266
GlaxoSmithKline Finance PLC 4.77%–5.20% due 10/12–12/18/2007[5]	21,200	20,984
Siemens Capital Co. LLC 5.03% due 10/15/2007[5]	18,828	18,788
IBM Corp. 5.13% due 10/31/2007[5]	17,900	17,821
BP Capital Markets America Inc. 4.75%–4.76% due 10/25–11/26/2007[5]	16,251	16,142
Ranger Funding Co. LLC 6.20% due 10/18/2007[5]	10,000	9,969
Procter & Gamble International Funding S.C.A. 5.03% due 11/16/2007[5]	10,000	9,929

Total short-term securities (cost: $2,051,195,000)		2,051,262

Total investment securities (cost: $18,754,515,000)		26,376,733
Other assets less liabilities		3,778

Net assets		$26,380,511

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]Represents an affiliated company as defined under the Investment Company Act of 1940.
[2] Security did not produce income during the last 12 months.
[3]Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous," was $216,014,000.
[4]Security purchased in transactions exempt from registration under the Securities Act of 1933. These securities may be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Boart Longyear Ltd.	4/4/2007	$49,573	$69,641.27%
Oilexco Inc. (GBP denominated)	12/15/2005	9,456	42,029.16
Oilexco Inc.	3/7/2007	3,454	7,537.03
BA Energy Inc.	8/25/2005–9/1/2006	33,229	39,919.15
Fontainebleau Resorts LLC, Class A, non-voting units	10/5/2005–6/1/2007	21,500	22,800.09
Banro Corp.	7/26/2005	7,447	21,966.08
Gentium SpA (ADR)	5/31/2006–2/7/2007	11,177	17,227.07
Gentium SpA (ADR), warrants, expire 2011	5/31/2006	—	1,001.00
Spot Runner, Inc., Series C, convertible preferred	10/25/2006	6,000	7,577.03
Spot Runner, Inc.	10/25/2006–5/21/2007	5,071	6,123.02
Peak Gold Ltd.	3/21/2007	6,709	8,813.03
Peak Gold Ltd., warrants, expire 2012	3/21/2007	1,386	1,826.01
Oriel Resources PLC	2/8/2005–6/1/2007	8,016	9,233.04
Oriel Resources PLC, warrants, expire 2010	2/8/2005	—	1,022.00
OPTI Canada Inc.	6/1/2005	4,610	7,877.03
OPTI Canada Inc., warrants, expire 2008	6/1/2005	355	1,206.01
Synenco Energy Inc., Class A	11/4/2005	11,818	9,049.04
Fluidigm Corp., Series E, convertible preferred	12/21/2006–3/30/2007	8,900	8,900.03
Petro Rubiales Energy Corp.	7/9/2007	5,551	5,825.02
Petro Rubiales Energy Corp., warrants, expire 2012	7/9/2007	932	930.00
Mwana Africa PLC	12/7/2005	5,032	6,479.03
Euronet Worldwide, Inc.	3/8/2007	5,000	5,954.02
Eastern Platinum Ltd.	4/3/2007	4,100	5,691.02
Mart Resources, Inc.	1/16/2007	3,316	2,863.01
Mart Resources, Inc.	9/7/2007	2,278	2,390.01
Mart Resources, Inc., warrants, expire 2008	1/16/2007	—	91.00
Arcadia Resources, Inc.	12/29/2006	7,500	3,112.01
HowStuffWorks Inc., Series B, convertible preferred	1/18/2007	3,041	3,041.01
Bankers Petroleum Ltd.	2/22/2007	1,328	1,075.01
Bankers Petroleum Ltd., warrants, expire 2012	2/22/2007	—	172.00
Energem Resources Inc.	3/6/2007	1,035	886.00
Energem Resources Inc., warrants, expire 2009	3/6/2007	367	207.00
ZOOTS	1/30/2001–4/3/2001	8,167	234.00
Orbiscom Ltd.	9/28/2000	12,144	156.00
PixelFusion PLC	6/2/2000	5,243	82.00
MMC AS	4/18/2000	12,218	—	—
Socratic Technologies, Inc., Series A, convertible preferred	6/9/2000	1,875	—	—

Total restricted securities		$267,828	$322,934	1.23%

[5]Security purchased in transactions exempt from registration under the Securities Act of 1933. These securities may be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,115,796,000, which represented 4.23% of the net assets of the fund.

ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-935-1107O-S10916

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
SMALLCAP World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SMALLCAP World Fund, Inc., (the “Fund”) as of September 30, 2007, and for the year then ended and have issued our report thereon dated November 7, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2007, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 7, 2007

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a committee on governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee on governance.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Secretary and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Chad L. Norton
Chad L. Norton, Secretary

Date: December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Chad L. Norton
Chad L. Norton, Secretary

Date: December 7, 2007

By /s/ David A. Pritchett
David A. Pritchett, Treasurer and Principal Financial Officer

Date: December 7, 2007